UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06352

Voya Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
May 31, 2019
Classes A, C, I, O, P3, R, R6 and W
Domestic Equity and Growth Funds
■
Voya Corporate Leaders® 100 Fund

■
Voya Small Company Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Funds. The Funds’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Riding the Market Seesaw
Dear Shareholder,
Over the one-year period covered by this report, the financial markets have delivered attractive performance potential but also obliged investors to confront high levels of uncertainty. For example, as of May 31, 2019, the S&P 500® Index was up 3.78% for the 12 months, down 6.35% for the month and up 10.74% year-to-date. Such market gyrations resulted from rising and falling tides of worry, as investors mulled a diminished global economic outlook, the effects of trade wars, slowing corporate earnings and rising political tensions in the Middle East.
With so many potentially disruptive factors in play, investors have switched rapidly between “risk-on” and “risk-off” sentiments, bidding up stocks when conditions seemed upbeat, then retreating into bonds when the next wave of worry came ashore. The result has been what we believe to be a contradictory set of market signals: higher bond prices indicating that investors see greater risk of an economic downturn, and higher stock prices signaling the belief that the current expansion will continue.
But the central banks still have the power to steer market sentiment, as we saw in late June. The European Central Bank vowed that if necessary, it would bolster the languishing euro zone economy with new rounds of policy intervention. The same week, the U.S. Federal Reserve Board signaled that, if warranted by the economic data, it would cut U.S. interest rates, perhaps as soon as July. These announcements underpinned investor sentiment and helped drive global stock market rallies late in the month.
Investors are quick to exit at the first sign of trouble, but also quick to return. How this all shakes out is anyone’s guess — it implies there are attractive investment opportunities out there, but also that we should continue to expect high levels of volatility, in our opinion. Just don’t let it throw you off course: remember that you’re investing for the long haul, and it’s usually inadvisable to abandon one’s long-term strategy for a short-term opportunity. Keep focused on your goals and don’t try to time market downturns or upturns. Change your strategy only if your long-term goals change; discuss any changes thoroughly with your financial advisor before taking action.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 25, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended May 31, 2019

Halfway through our fiscal year, global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvestment dividends, were down 0.42%, having slumped 6.80% in October. Markets were increasingly unnerved by an intensifying economic slowdown outside of the U.S., exacerbating existing concerns about a potential trade war between the U.S. and China. (The Index returned -0.29% for the year ended May 31, 2019, measured in U.S. dollars.)
Furthermore, the Federal Open Market Committee (“FOMC”) still seemed intent on raising interest rates, despite no apparent inflationary threat. In December, the FOMC raised rates for the fourth time in 2018, from 2.25% to 2.50%. Chairman Powell signaled two more increases in 2019, instead of a hoped-for pause. Was this a policy mistake in an already late-cycle economy, for which the boost from tax cuts and increased government spending would surely fade? The Index dropped another 7.86% in December.
Yet the equity investor who found this all too much and sold out near year-end would have missed a rebound as intense as it was unexpected through April, before more trade-related shocks sent the Index reeling again in May. For the fiscal year, global equities returned a slim 1.10%.
Two main factors drove the recovery. First, Chairman Powell changed his tune and said repeatedly that the FOMC would be “patient” as the economic data evolved. Secondly, on trade, the view emerged that, as far apart as the U.S. and China were on key issues, both were motivated to find some face-saving “deal”.
On perceived slowing global growth, there was little relief from most of the incoming data.
In continental Europe, the euro zone’s annual growth in gross domestic product (“GDP”) in the first quarter of 2019 was just 1.1%. The European Central Bank forecast that 1.1% was all that could be expected for 2019 as a whole. In the UK, Prime Minister May’s proposed Brexit deal was repeatedly defeated in parliament. She finally announced her resignation on May 24 with no deal in sight.
In Japan, the economy grew at 2.1% annualized in the first quarter. But it relied on a statistical quirk as imports fell sharply, signaling weakening demand. Meanwhile the closely watched index of business conditions showed the economy “worsening” for the first time in over six years.
China’s GDP grew at 6.6% in 2018 over 2017, the smallest advance in 28 years. The official target for 2019 was lowered to 6.0% from 6.5%. Manufacturing activity was contracting, while retail sales were growing at the slowest pace in 16 years.
In the U.S., GDP growth in the fourth quarter of 2018 fell to 2.2%, after 3.4% in the third. First quarter GDP growth surprised to the upside at 3.1%, although it was flattered by volatile inventory and trade elements. The employment situation remained strong, with the unemployment rate in April down to 3.6%. But more forward-looking indicators like purchasing managers’ indices were showing signs of weakness.
By early May, notwithstanding the tepid-to-mixed picture painted above, the path of least resistance for the Index still seemed upwards. This all changed on the first weekend when the President tweeted his intention to raise the existing 10% tariff on some $200 billion of imported Chinese goods to 25%. Trade negotiations with China had evidently broken down. On May 20, he blacklisted Chinese technology giant Huawei from buying hardware and software from U.S. companies and on the 31st, unexpectedly threatened tariffs on Mexican goods for reasons related to illegal immigration.
The Index fell 5.70% in May. All the concerns about the effect of trade conflicts on an already slowing global economy were now back in focus. The year ended with business channel CNBC reporting that the median forecast for U.S. GDP growth in the second quarter was just 1.6%.
In U.S. fixed income markets, the Treasury yield curve mostly fell and flattened over the year. It partially inverted in March, with the yield on the three-month bill greater than the yield on the ten-year note for the first time since 2007. This is thought by some to portend economic weakness, as it implies declining short-term rates. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 6.40%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 3.78% for the year, down 6.35% from the record set on April 30. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, 13% in the fourth, but were set to stall in early 2019. “Bond surrogate” real estate was the top performing sector, up 18.64%. Oil price-sensitive energy was weakest, down 20.05%.
In currencies, the dollar rose 4.85% against the euro and 5.37% against the pound, but slipped 0.39% against the yen. The dollar was on a rising trend against most currencies for the year. But the yen, which tends to be even more of a safe haven than the dollar, gained nearly 3% in May.
In international markets, the MSCI Japan® Index plunged 10.03% in the year, reflecting Japan’s own vulnerability to a trade war and the resilient yen. The MSCI Europe ex UK® Index barely moved, up 0.05%. However, this concealed wide differences, with auto companies vulnerable to trade frictions and banks to low interest rates, incurring large losses, while consumer staples held up better. The MSCI UK® Index fell 2.46%. As usual, a large contribution was made by a few heavily weighted constituents. In this case, the entire loss could be attributed to company-specific issues affecting British American Tobacco, Vodafone and Glencore.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 100 Index*	The S&P 100 Index, a sub-set of the S&P 500®, measures the performance of large cap companies in the United States. The Index comprises 100 major, blue chip companies across multiple industry groups.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

*
The S&P 100 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 100 Index.

Voya Corporate Leaders® 100 Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2019 (as a percentage of net assets)

Health Care	15.9%
Financials	15.6%
Information Technology	13.9%
Industrials	12.7%
Consumer Staples	10.9%
Consumer Discretionary	10.1%
Communication Services	8.5%
Energy	5.4%
Utilities	4.1%
Materials	1.8%
Real Estate	0.9%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Corporate Leaders® 100 Fund (the “Fund”) seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.99% compared to the S&P 500® Index (the “Index”), which returned 3.78% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index due to the Fund’s portfolio construction rules which equally weight the stocks in the S&P 100 Index. The resulting return fell short of the more broadly based and capitalization weighted S&P 500®. On a sector level, holdings within the industrials sector had the largest negative impact on relative performance. Key detractors were overweight positions in Halliburton Company, an oilfield services company, and Kraft Heinz Company, within the consumer staples sector. Additionally, an underweight position Microsoft Corporation was also a key detractor for the period. By contrast, holdings within the communication services sector had the greatest positive impact on relative performance. Key contributors were overweight positions in broadband communication services company Charter Communications, Inc. and Starbucks Corporation, as well as an underweight position in Apple Inc.
Sector exposures are purely a function of the strategy’s rules-based investment discipline, however, and are not actively managed.
Current Strategy and Outlook: The Fund’s investment strategy follows a strict rules-based approach. It starts by holding
Top Ten Holdings as of May 31, 2019 (as a percentage of net assets)

Walt Disney Co.	1.3%
American International Group, Inc.	1.2%
Lockheed Martin Corp.	1.2%
Metlife, Inc.	1.1%
Ford Motor Co.	1.1%
Celgene Corp.	1.1%
Facebook, Inc. - Class A	1.1%
Mastercard, Inc. - Class A	1.1%
Charter Communications, Inc.	1.1%
Capital One Financial Corp.	1.1%
Portfolio holdings are subject to change daily.
equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). On a quarterly basis, if the value of a security rises by more than 50%, the Sub-Adviser immediately reduces the position size to 1%, and if the value of a security falls more than 30%, the position is sold. The Sub-Adviser rebalances the portfolio quarterly to realign the Fund’s holdings to their initial 1% weightings.
We believe persistent concerns about trade protectionism and softer economic momentum seem likely to make volatility a long-term feature of the financial markets. Equities have benefited from strong quarterly earnings, though late-cycle fears have muted investor reactions, in our view. While it is still possible that profit margins will stabilize in the United States, we think there is more room for improvement in Europe and Japan. We believe we are still in a global environment characterized by synchronous growth in all regions, supported by consumers, corporations and governments, and that the likelihood of a recession over the next 12 months is low.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Corporate Leaders® 100 Fund

Average Annual Total Returns for the Periods Ended May 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Classes O and R March 23, 2012	Since Inception of Class P3 June 4, 2018
Including Sales Charge:
Class A(1)	-3.85%	6.05%	12.23%	—	—
Class C(2)	0.55%	6.74%	12.26%	—	—
Class I	2.29%	7.66%	13.21%	—	—
Class O	2.04%	7.29%	—	10.74%	—
Clas P3	—	—	—	—	1.58%
Class R	1.70%	7.00%	—	10.47%	—
Class R6(3)	2.35%	7.67%	13.22%	—	—
Class W	2.24%	7.58%	13.16%	—	—
Excluding Sales Charge:
Class A	1.99%	7.32%	12.90%	—	—
Class C	1.48%	6.74%	12.26%	—	—
Class I	2.29%	7.66%	13.21%	—	—
Class O	2.04%	7.29%	—	10.74%	—
Class P3	—	—	—	—	1.58%
Class R	1.70%	7.00%	—	10.47%	—
Class R6(3)	2.35%	7.67%	13.22%	—	—
Class W	2.24%	7.58%	13.16%	—	—
S&P 500® Index	3.78%	9.66%	13.95%	12.22%	2.20%

Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Corporate Leaders® 100 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on October 1, 2014. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Small Company Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2019 (as a percentage of net assets)

Financials	18.3%
Information Technology	15.9%
Industrials	14.4%
Health Care	11.8%
Consumer Discretionary	8.7%
Real Estate	8.2%
Consumer Staples	4.4%
Materials	4.1%
Exchange-Traded Funds	3.9%
Utilities	3.5%
Communication Services	2.6%
Energy	1.4%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Fund (the “Fund”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of  -10.71% compared to the Russell 2000® Index (the “Index” or “Russell 2000®”), which returned -9.04% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index due to unfavorable stock selection. On the sector level, stock selection within the financial and consumer discretionary sectors detracted the most from performance. At the individual stock level, key detractors included Forum Energy Technologies, Inc., Carrizo Oil & Gas, Inc. and Laredo Petroleum, Inc. By contrast, stock selection within the capital goods and real estate sectors generated positive results. At the individual stock level, key contributors included Electro Scientific Industries, Inc., Americold Realty Trust and Essential Properties Realty Trust, Inc.
Top Ten Holdings as of May 31, 2019* (as a percentage of net assets)

iShares Russell 2000 ETF	3.9%
ACI Worldwide, Inc.	1.3%
j2 Global, Inc.	1.3%
Americold Realty Trust	1.2%
Mantech International Corp.	1.2%
Easterly Government Properties, Inc.	1.2%
Performance Food Group Co.	1.1%
Selective Insurance Group	1.1%
CACI International, Inc.	1.1%
Cousins Properties, Inc.	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: We believe persistent concerns about trade protectionism and softer economic momentum seem likely to make volatility a long-term feature of the financial markets. Equities have benefited from strong quarterly earnings, though late-cycle fears have muted investor reactions, in our opinion. While it is still possible that profit margins will stabilize in the United States, we think there is more room for improvement in Europe and Japan. We believe we are still in a global environment characterized by synchronous growth in all regions, supported by consumers, corporations and governments, and that the likelihood of a recession over the next 12 months is low.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Small Company Fund

Average Annual Total Returns for the Periods Ended May 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	-15.84%	4.41%	11.01%	—
Class C(2)	-12.19%	4.84%	10.82%	—
Class I	-10.46%	6.00%	12.04%	—
Class O	-10.72%	5.67%	11.67%	—
Class P3	—	—	—	-10.09%
Class R(3)	-10.15%	5.64%	11.57%	—
Class R6(4)	-10.40%	6.07%	12.09%	—
Class W(5)	-10.47%	5.94%	11.95%	—
Excluding Sales Charge:
Class A	-10.71%	5.66%	11.66%	—
Class C	-11.52%	4.84%	10.82%	—
Class I	-10.46%	6.00%	12.04%	—
Class O	-10.72%	5.67%	11.67%	—
Class P3	—	—	—	-10.09%
Class R(3)	-10.15%	5.64%	11.57%	—
Class R6(4)	-10.40%	6.07%	12.09%	—
Class W(5)	-10.47%	5.94%	11.95%	—
Russell 2000®	-9.04%	6.71%	12.84%	-9.84%

Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Small Company Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R incepted on October 4, 2016. The Class R shares performance shown for the period prior to their inception date is the performance of Class A shares with adjustment for any differences in the expenses between the two classes.

(4)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(5)
Class W incepted on June 12, 2009. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2018 to May 31, 2019. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2019*	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2019*
Voya Corporate Leaders® 100 Fund
Class A	$1,000.00	$985.80	0.81%	$4.01	$1,000.00	$1,020.89	0.81%	$4.08
Class C	1,000.00	983.30	1.35	6.68	1,000.00	1,018.20	1.35	6.79
Class I	1,000.00	987.00	0.49	2.43	1,000.00	1,022.49	0.49	2.47
Class O	1,000.00	986.20	0.85	4.21	1,000.00	1,020.69	0.85	4.28
Class P3	1,000.00	989.60	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	984.50	1.10	5.44	1,000.00	1,019.45	1.10	5.54
Class R6	1,000.00	987.10	0.48	2.38	1,000.00	1,022.54	0.48	2.42
Class W	1,000.00	986.60	0.56	2.77	1,000.00	1,022.14	0.56	2.82
Voya Small Company Fund
Class A	$1,000.00	$954.40	1.35%	$6.58	$1,000.00	$1,018.20	1.35%	$6.79
Class C	1,000.00	949.20	2.10	10.21	1,000.00	1,014.46	2.10	10.55
Class I	1,000.00	956.30	1.04	5.07	1,000.00	1,019.75	1.04	5.24
Class O	1,000.00	954.30	1.35	6.58	1,000.00	1,018.20	1.35	6.79
Class P3	1,000.00	961.50	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	957.90	1.60	7.81	1,000.00	1,016.95	1.60	8.05
Class R6	1,000.00	956.20	0.96	4.68	1,000.00	1,020.14	0.96	4.84
Class W	1,000.00	955.70	1.10	5.36	1,000.00	1,019.45	1.10	5.54

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Voya Series Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund (the “Funds”), each a series of Voya Series Fund, Inc., including the summary portfolios of investments, as of May 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
July 25, 2019

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2019

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
ASSETS:
Investments in securities at fair value+*	$772,938,952	$475,871,429
Short-term investments at fair value**	1,077,000	34,806,554
Cash	89,848	36,183
Cash collateral for futures	127,262	—
Receivables:
Investment securities sold	—	5,037,326
Fund shares sold	245,118	1,100,719
Dividends	2,176,516	702,446
Prepaid expenses	77,649	55,661
Reimbursement due from manager	71,936	45,569
Other assets	45,815	23,500
Total assets	776,850,096	517,679,387
LIABILITIES:
Payable for investment securities purchased	—	3,784,293
Payable for fund shares redeemed	638,072	783,222
Payable to broker	56,700	—
Payable upon receipt of securities loaned	—	22,164,554
Payable for investment management fees	332,190	394,803
Payable for distribution and shareholder service fees	164,754	17,645
Payable for directors fees	4,660	3,308
Payable to directors under the deferred compensation plan (Note 6)	45,815	23,500
Other accrued expenses and liabilities	459,217	765,918
Total liabilities	1,701,408	27,937,243
NET ASSETS	$775,148,688	$489,742,144
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$469,826,797	$540,780,940
Total distributable earnings (loss)	305,321,891	(51,038,796)
NET ASSETS	$775,148,688	$489,742,144
+ Including securities loaned at value	$—	$21,586,662
* Cost of investments in securities	$493,914,031	$523,958,274
** Cost of short-term investments	$1,077,000	$34,806,554
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2019 (continued)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
Class A
Net assets	$329,079,079	$49,153,530
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	16,343,188	4,656,256
Net asset value and redemption price per share†	$20.14	$10.56
Maximum offering price per share (5.75%)(1)	$21.37	$11.20
Class C
Net assets	$99,289,936	$7,104,682
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,962,786	920,973
Net asset value and redemption price per share†	$20.01	$7.71
Class I
Net assets	$191,916,449	$319,622,458
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	9,522,499	24,362,410
Net asset value and redemption price per share	$20.15	$13.12
Class O
Net assets	$3,676,815	$6,748
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	179,293	640
Net asset value and redemption price per share	$20.51	$10.54
Class P3
Net assets	$3,058	$2,955,207
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	150	222,605
Net asset value and redemption price per share	$20.38	$13.28
Class R
Net assets	$53,993,838	$91,574
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	2,698,468	8,678
Net asset value and redemption price per share	$20.01	$10.55
Class R6
Net assets	$18,206,924	$109,362,590
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	903,212	8,326,773
Net asset value and redemption price per share	$20.16	$13.13
Class W
Net assets	$78,982,589	$1,445,355
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	3,913,378	110,431
Net asset value and redemption price per share	$20.18	$13.09

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2019

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$22,750,029	$8,699,232
Interest	6,463	455
Securities lending income, net	28,836	125,904
Total investment income	22,785,328	8,825,591
EXPENSES:
Investment management fees	4,439,381	6,033,839
Distribution and shareholder service fees:
Class A	807,814	144,046
Class C	1,076,247	97,533
Class O	95,468	2,078
Class R	289,359	196
Transfer agent fees:
Class A	374,187	96,598
Class C	124,328	16,348
Class I	100,451	922,533
Class O	43,204	1,372
Class P3	34	127
Class R	66,854	66
Class R6	503	1,166
Class W	101,589	4,540
Shareholder reporting expense	84,750	79,650
Registration fees	136,862	148,936
Professional fees	90,772	64,525
Custody and accounting expense	119,613	113,150
Directors fees	37,277	26,465
Licensing fee	186,371	—
Miscellaneous expense	70,865	44,912
Interest expense	30,316	563
Total expenses	8,276,245	7,798,643
Waived and reimbursed fees	(1,157,837)	(713,842)
Net expenses	7,118,408	7,084,801
Net investment income	15,666,920	1,740,790
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	62,749,855	45,192,524
Futures	243,696	—
Net realized gain	62,993,551	45,192,524
Net change in unrealized appreciation (depreciation) on:
Investments	(55,943,395)	(118,035,822)
Futures	38,934	—
Net change in unrealized appreciation (depreciation)	(55,904,461)	(118,035,822)
Net realized and unrealized gain (loss)	7,089,090	(72,843,298)
Increase (decrease) in net assets resulting from operations	$22,756,010	$(71,102,508)
* Foreign taxes withheld	$—	$2,224
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Corporate Leaders® 100 Fund		Voya Small Company Fund
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM OPERATIONS:
Net investment income	$15,666,920	$15,952,949	$1,740,790	$1,560,486
Net realized gain	62,993,551	47,146,985	45,192,524	78,182,044
Net change in unrealized appreciation (depreciation)	(55,904,461)	49,083,619	(118,035,822)	6,997,390
Increase (decrease) in net assets resulting from operations	22,756,010	112,183,553	(71,102,508)	86,739,920
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(30,041,227)	(8,914,919)	(9,501,166)	(8,656,478)
Class C	(8,666,473)	(2,734,964)	(2,112,011)	(1,878,414)
Class I	(29,622,568)	(11,507,535)	(65,030,681)	(62,683,361)
Class O	(258,166)	(2,771,687)	(1,236)	(298,627)
Class P3	(254)	—	(258,076)	—
Class R	(4,699,226)	(1,679,997)	(4,450)	(454)
Class R6	(1,828,134)	(845,432)	(13,971,360)	(12,687,398)
Class W	(7,072,555)	(3,271,794)	(314,908)	(610,825)
Total distributions	(82,188,603)	(31,726,328)	(91,193,888)	(86,815,557)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	201,523,202	123,966,494	153,011,532	230,183,762
Reinvestment of distributions	74,879,711	25,900,391	88,811,245	85,557,166
	276,402,913	149,866,885	241,822,777	315,740,928
Cost of shares redeemed	(444,989,818)	(259,533,213)	(397,471,895)	(193,065,254)
Net increase (decrease) in net assets resulting from capital share transactions	(168,586,905)	(109,666,328)	(155,649,118)	122,675,674
Net increase (decrease) in net assets	(228,019,498)	(29,209,103)	(317,945,514)	122,600,037
NET ASSETS:
Beginning of year or period	1,003,168,186	1,032,377,289	807,687,658	685,087,621
End of year or period	$775,148,688	$1,003,168,186	$489,742,144	$807,687,658

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund
Class A
05-31-19	21.70	0.36•	(0.02)	0.34	0.37	1.53	—	1.90	—	20.14	1.99	0.92	0.81	0.81	1.68	329,079	23
05-31-18	20.11	0.31•	1.93	2.24	0.33	0.32	—	0.65	—	21.70	11.08	0.90	0.81	0.81	1.46	280,385	14
05-31-17	17.75	0.30•	2.35	2.65	0.29	—	—	0.29	—	20.11	15.00	0.91	0.81	0.81	1.57	298,606	19
05-31-16	18.11	0.28	(0.38)	(0.10)	0.26	—	—	0.26	—	17.75	(0.50)	0.93	0.81	0.81	1.60	298,764	33
05-31-15	16.65	0.24•	1.39	1.63	0.17	—	—	0.17	—	18.11	9.80	0.93	0.83	0.83	1.37	314,471	28
Class C
05-31-19	21.54	0.24•	0.00*	0.24	0.24	1.53	—	1.77	—	20.01	1.48	1.67	1.35	1.35	1.11	99,290	23
05-31-18	19.97	0.20•	1.90	2.10	0.21	0.32	—	0.53	—	21.54	10.47	1.65	1.35	1.35	0.93	110,325	14
05-31-17	17.63	0.19•	2.33	2.52	0.18	—	—	0.18	—	19.97	14.37	1.66	1.37	1.37	1.02	109,432	19
05-31-16	18.02	0.18•	(0.39)	(0.21)	0.18	—	—	0.18	—	17.63	(1.15)	1.68	1.37	1.37	1.05	107,782	33
05-31-15	16.60	0.15•	1.39	1.54	0.12	—	—	0.12	—	18.02	9.31	1.68	1.37	1.37	0.87	106,971	28
Class I
05-31-19	21.71	0.41•	(0.01)	0.40	0.43	1.53	—	1.96	—	20.15	2.29	0.59	0.49	0.49	1.92	191,916	23
05-31-18	20.12	0.38•	1.93	2.31	0.40	0.32	—	0.72	—	21.71	11.43	0.56	0.49	0.49	1.78	333,230	14
05-31-17	17.76	0.37	2.34	2.71	0.35	—	—	0.35	—	20.12	15.35	0.57	0.49	0.49	1.92	352,048	19
05-31-16	18.12	0.34	(0.38)	(0.04)	0.32	—	—	0.32	—	17.76	(0.18)	0.59	0.49	0.49	1.92	288,623	33
05-31-15	16.65	0.30•	1.39	1.69	0.22	—	—	0.22	—	18.12	10.20	0.56	0.50	0.50	1.72	292,927	28
Class O
05-31-19	21.67	0.30•	0.07	0.37	—	1.53	—	1.53	—	20.51	2.04	0.92	0.85	0.85	1.30	3,677	23
05-31-18	20.09	0.31	1.91	2.22	0.32	0.32	—	0.64	—	21.67	11.02	0.90	0.85	0.85	1.43	94,056	14
05-31-17	17.73	0.30	2.34	2.64	0.28	—	—	0.28	—	20.09	14.95	0.91	0.87	0.87	1.52	88,890	19
05-31-16	18.10	0.27	(0.39)	(0.12)	0.25	—	—	0.25	—	17.73	(0.62)	0.93	0.87	0.87	1.54	82,753	33
05-31-15	16.63	0.24	1.39	1.63	0.16	—	—	0.16	—	18.10	9.83	0.93	0.87	0.87	1.32	87,028	28
Class P3
06-04-18(4) - 05-31-19	21.98	0.52	(0.27)	0.25	0.32	1.53	—	1.85	—	20.38	1.58	1.65	0.00*	0.00*	2.48	3	23
Class R
05-31-19	21.55	0.29•	(0.01)	0.28	0.29	1.53	—	1.82	—	20.01	1.70	1.17	1.10	1.10	1.36	53,994	23
05-31-18	19.98	0.25•	1.91	2.16	0.27	0.32	—	0.59	—	21.55	10.76	1.15	1.10	1.10	1.18	59,800	14
05-31-17	17.65	0.23	2.34	2.57	0.24	—	—	0.24	—	19.98	14.64	1.16	1.12	1.12	1.28	59,970	19
05-31-16	18.03	0.22•	(0.39)	(0.17)	0.21	—	—	0.21	—	17.65	(0.88)	1.18	1.12	1.12	1.30	49,674	33
05-31-15	16.58	0.19•	1.39	1.58	0.13	—	—	0.13	—	18.03	9.57	1.18	1.12	1.12	1.09	45,882	28
Class R6
05-31-19	21.71	0.42•	0.00*	0.42	0.44	1.53	—	1.97	—	20.16	2.35	0.55	0.48	0.48	1.96	18,207	23
05-31-18	20.12	0.38•	1.93	2.31	0.40	0.32	—	0.72	—	21.71	11.44	0.53	0.48	0.48	1.79	24,586	14
05-31-17	17.76	0.37•	2.34	2.71	0.35	—	—	0.35	—	20.12	15.36	0.52	0.48	0.48	1.93	23,040	19
05-31-16	18.13	0.34•	(0.39)	(0.05)	0.32	—	—	0.32	—	17.76	(0.23)	0.54	0.48	0.48	1.97	13,724	33
10-01-14(4) - 05-31-15	17.02	0.33•	1.00	1.33	0.22	—	—	0.22	—	18.13	7.85	0.66	0.48	0.48	1.86	4,696	28
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund (continued)
Class W
05-31-19	21.73	0.40•	(0.01)	0.39	0.41	1.53	—	1.94	—	20.18	2.24	0.67	0.56	0.56	1.88	78,983	23
05-31-18	20.14	0.37•	1.92	2.29	0.38	0.32	—	0.70	—	21.73	11.35	0.65	0.56	0.56	1.71	100,787	14
05-31-17	17.78	0.36•	2.34	2.70	0.34	—	—	0.34	—	20.14	15.27	0.66	0.56	0.56	1.88	100,390	19
05-31-16	18.13	0.32•	(0.37)	(0.05)	0.30	—	—	0.30	—	17.78	(0.23)	0.68	0.56	0.56	1.83	48,507	33
05-31-15	16.67	0.31•	1.36	1.67	0.21	—	—	0.21	—	18.13	10.09	0.68	0.58	0.58	1.74	66,109	28
Voya Small Company Fund
Class A
05-31-19	14.60	0.00*	(1.69)	(1.69)	0.01	2.34	—	2.35	—	10.56	(10.71)	1.40	1.35	1.35	0.00*	49,154	111
05-31-18	14.88	(0.01)	1.74	1.73	0.00*	2.01	—	2.01	—	14.60	12.08	1.38	1.35	1.35	(0.07)	64,724	79
05-31-17	13.51	(0.02)	2.48	2.46	—	1.09	—	1.09	—	14.88	18.25	1.42	1.35	1.35	(0.12)	64,899	69
05-31-16	16.15	0.00*	(0.11)	(0.11)	—	2.53	—	2.53	—	13.51	0.17	1.45	1.35	1.35	0.01	56,493	58
05-31-15	16.01	(0.04)	1.72	1.68	—	1.54	—	1.54	—	16.15	11.10	1.35	1.34	1.34	(0.24)	48,797	34
Class C
05-31-19	11.50	(0.08)	(1.36)	(1.44)	0.01	2.34	—	2.35	—	7.71	(11.52)	2.15	2.10	2.10	(0.76)	7,105	111
05-31-18	12.20	(0.10)	1.41	1.31	—	2.01	—	2.01	—	11.50	11.22	2.13	2.10	2.10	(0.82)	11,809	79
05-31-17	11.32	(0.09)	2.06	1.97	—	1.09	—	1.09	—	12.20	17.42	2.17	2.10	2.10	(0.87)	11,495	69
05-31-16	14.06	(0.09)•	(0.12)	(0.21)	—	2.53	—	2.53	—	11.32	(0.58)	2.20	2.10	2.10	(0.75)	7,439	58
05-31-15	14.23	(0.13)	1.50	1.37	—	1.54	—	1.54	—	14.06	10.27	2.10	2.09	2.09	(0.99)	6,658	34
Class I
05-31-19	17.45	0.05	(2.01)	(1.96)	0.03	2.34	—	2.37	—	13.12	(10.46)	1.17	1.04	1.04	0.28	319,622	111
05-31-18	17.41	0.04	2.06	2.10	0.05	2.01	—	2.06	—	17.45	12.44	1.16	1.04	1.04	0.24	618,289	79
05-31-17	15.63	0.03	2.88	2.91	0.04	1.09	—	1.13	—	17.41	18.64	1.17	1.04	1.04	0.20	510,989	69
05-31-16	18.25	0.05	(0.11)	(0.06)	0.03	2.53	—	2.56	—	15.63	0.46	1.16	1.04	1.04	0.30	407,492	58
05-31-15	17.91	0.01	1.94	1.95	0.07	1.54	—	1.61	—	18.25	11.50	1.12	1.04	1.04	0.06	463,005	34
Class O
05-31-19	14.58	(0.02)•	(1.67)	(1.69)	0.01	2.34	—	2.35	—	10.54	(10.72)	1.40	1.35	1.35	(0.14)	7	111
05-31-18	14.86	(0.01)	1.74	1.73	—	2.01	—	2.01	—	14.58	12.08	1.38	1.35	1.35	(0.07)	2,192	79
05-31-17	13.49	(0.02)	2.48	2.46	—	1.09	—	1.09	—	14.86	18.27	1.42	1.35	1.35	(0.12)	2,332	69
05-31-16	16.13	0.00*	(0.11)	(0.11)	—	2.53	—	2.53	—	13.49	0.17	1.45	1.35	1.35	(0.00)*	2,116	58
05-31-15	15.99	(0.04)	1.72	1.68	0.00*	1.54	—	1.54	—	16.13	11.12	1.35	1.34	1.34	(0.24)	2,303	34
Class P3
06-01-18(4) - 05-31-19	17.59	0.21•	(2.13)	(1.92)	0.05	2.34	—	2.39	—	13.28	(10.09)	0.98	0.00*	0.00*	1.38	2,955	111
Class R
05-31-19	14.51	0.00*	(1.61)	(1.61)	0.01	2.34	—	2.35	—	10.55	(10.15)	1.65	1.60	1.60	(0.07)	92	111
05-31-18	14.83	(0.05)•	1.74	1.69	—	2.01	—	2.01	—	14.51	11.83	1.63	1.60	1.60	(0.32)	7	79
10-04-16(4) - 05-31-17	14.23	(0.04)•	1.76	1.72	0.03	1.09	—	1.12	—	14.83	12.11	1.67	1.60	1.60	(0.41)	3	69
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Fund (continued)
Class R6
05-31-19	17.47	0.07	(2.02)	(1.95)	0.05	2.34	—	2.39	—	13.13	(10.40)	0.98	0.96	0.96	0.40	109,363	111
05-31-18	17.43	0.06	2.05	2.11	0.06	2.01	—	2.07	—	17.47	12.51	0.97	0.95	0.95	0.33	106,249	79
05-31-17	15.64	0.05•	2.88	2.93	0.05	1.09	—	1.14	—	17.43	18.77	0.98	0.96	0.96	0.27	90,758	69
05-31-16	18.26	0.07	(0.12)	(0.05)	0.04	2.53	—	2.57	—	15.64	0.54	0.99	0.97	0.97	0.36	25,186	58
05-31-15	17.93	0.03	1.93	1.96	0.09	1.54	—	1.63	—	18.26	11.53	0.97	0.96	0.96	0.13	28,149	34
Class W
05-31-19	17.39	0.03•	(1.98)	(1.95)	0.01	2.34	—	2.35	—	13.09	(10.47)	1.15	1.10	1.10	0.20	1,445	111
05-31-18	17.37	0.03	2.04	2.07	0.04	2.01	—	2.05	—	17.39	12.32	1.13	1.10	1.10	0.19	4,417	79
05-31-17	15.59	0.02	2.88	2.90	0.03	1.09	—	1.12	—	17.37	18.63	1.17	1.10	1.10	0.17	4,612	69
05-31-16	18.21	0.04	(0.11)	(0.07)	0.02	2.53	—	2.55	—	15.59	0.39	1.20	1.10	1.10	0.23	1,010	58
05-31-15	17.88	0.00*	1.93	1.93	0.06	1.54	—	1.60	—	18.21	11.40	1.10	1.09	1.09	0.01	1,425	34

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series which comprise the Company. The two series (each, a “Fund” and collectively, the “Funds”) included in this report are: Voya Corporate Leaders® 100 Fund (“Corporate Leaders® 100”) and Voya Small Company Fund (“Small Company”), each a diversified series of the Company.
Each Fund offers the following classes of shares: Class A, Class C, Class I, Class O, Class P3, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange- traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-sizetrading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2019, Corporate Leaders® 100 purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2019, Corporate Leaders® 100 had an average notional value on futures contracts purchased of  $7,899,820. Please refer to the table within the Portfolio of Investments for open futures contracts for Corporate Leaders® 100 at May 31, 2019.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare and pay dividends, if any, annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Corporate Leaders® 100	$214,002,780	$435,735,079
Small Company	715,372,940	959,173,441
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:
Fund	As a Percentage of Average Daily Net Assets
Corporate Leaders® 100	0.500% on the first $500 million; 0.450% on the next $500 million; and 0.400% in excess of $1 billion
Small Company(1)	0.950% on the first $250 million; 0.900% on the next $250 million; 0.875% on the next $250 million; 0.850% on the next $1.25 billion; and 0.825% in excess of $2 billion

(1)
The Investment Adviser is contractually obligated to waive 0.02% of the management fee for Small Company. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares, with the exception of Class I, Class P3, Class R6, and Class W, of the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class O	Class R
Corporate Leaders® 100	0.25%	1.00%(1)	0.25%	0.50%
Small Company	0.25%	1.00%	0.25%	0.50%

(1)
The Distributor has agreed to waive 0.25% of the Distribution Fee. Termination or modification of this contractual waiver requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2019, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
Corporate Leaders® 100	$20,830	$—
Small Company	6,195	—
Contingent Deferred Sales Charges:
Corporate Leaders® 100	$375	$3,304
Small Company	446	606
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2019, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following Funds:
Subsidiary	Fund	Percentage
Voya Institutional Trust Company	Corporate Leaders® 100	10.44%
	Small Company	7.14
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Funds’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Funds’ equity security transactions through certain designated broker-dealers.
The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — LICENSING FEE
Corporate Leaders® 100 pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At May 31, 2019, the following Fund had the following payable included in Other Accrued Expenses and Liabilities of the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Corporate Leaders® 100	Transfer Agent	$113,646
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class O	Class P3	Class R	Class R6	Class W
Corporate Leaders® 100	0.90%	1.45%	0.65%	0.90%	0.00%	1.15%	0.65%	0.65%
Small Company	1.50%	2.25%	1.25%	1.50%	0.00%	1.75%	1.04%	1.25%

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

Pursuant to side letter agreements, through October 1, 2019, the Investment Adviser has further lowered the expense limits for certain share classes of shares of the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class O	Class P3	Class R	Class R6	Class W
Corporate Leaders® 100	0.81%	N/A	0.49%	N/A	N/A	N/A	0.48%	0.56%
Small Company(1)	1.35%	2.10%	1.04%	1.35%	N/A	1.60%	1.04%	1.10%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	May 31,
	2020	2021	2022	Total
Corporate Leaders® 100	$404,513	$479,372	$654,818	$1,538,703
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2019, are as follows:
	May 31,
	2020	2021	2022	Total
Corporate Leaders® 100
Class A	$170,609	$109,962	$120,798	$401,369
Class I	85,207	83,387	68,620	237,214
Class R6	442	543	478	1,463
Class W	37,725	37,753	31,366	106,844
Each Expense Limitation Agreement is contractual through October 1, 2019 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 17, 2019, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The below Fund utilized the line of credit during the year ended May 31, 2019, as follows:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Corporate Leaders® 100	10	$32,430,800	3.38%

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 11 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Corporate Leaders® 100
Class A
5/31/2019	4,738,659	—	1,428,981	(2,747,889)	—	3,419,751	104,724,798	—	27,493,602	(58,504,424)	—	73,713,976
5/31/2018	768,492	—	356,576	(3,050,903)	—	(1,925,835)	16,491,110	—	7,801,878	(65,742,721)	—	(41,449,733)
Class C
5/31/2019	373,863	—	399,569	(932,220)	—	(158,788)	7,759,239	—	7,655,744	(19,530,639)	—	(4,115,656)
5/31/2018	568,628	—	107,766	(1,034,097)	—	(357,703)	12,179,065	—	2,346,085	(22,033,495)	—	(7,508,345)
Class I
5/31/2019	2,990,226	—	1,354,200	(10,172,090)	—	(5,827,664)	64,250,752	—	26,041,262	(210,191,681)	—	(119,899,667)
5/31/2018	2,713,873	—	457,964	(5,319,666)	—	(2,147,829)	58,311,875	—	10,011,104	(114,716,236)	—	(46,393,257)
Class O
5/31/2019	40,253	—	13,070	(4,214,998)	—	(4,161,675)	904,696	—	256,044	(94,106,177)	—	(92,945,437)
5/31/2018	349,392	—	4,980	(438,974)	—	(84,602)	7,573,705	—	108,818	(9,468,475)	—	(1,785,952)
Class P3
6/4/2018(1) - 5/31/2019	137	—	13	—	—	150	3,000	—	254	—	—	3,254
Class R
5/31/2019	159,135	—	238,530	(474,576)	—	(76,911)	3,322,581	—	4,565,466	(10,128,360)	—	(2,240,313)
5/31/2018	187,865	—	74,316	(488,463)	—	(226,282)	4,014,115	—	1,617,107	(10,482,660)	—	(4,851,438)
Class R6
5/31/2019	168,584	—	95,067	(492,687)	—	(229,036)	3,583,888	—	1,828,134	(10,539,290)	—	(5,127,268)
5/31/2018	319,410	—	38,675	(370,721)	—	(12,636)	6,854,852	—	845,431	(7,944,637)	—	(244,354)
Class W
5/31/2019	806,788	—	365,483	(1,896,644)	—	(724,373)	16,974,248	—	7,039,205	(41,989,247)	—	(17,975,794)
5/31/2018	865,703	—	144,793	(1,357,122)	—	(346,626)	18,541,772	—	3,169,968	(29,144,989)	—	(7,433,249)
Small Company
Class A
5/31/2019	725,303	—	912,512	(1,413,724)	—	224,091	9,312,273	—	9,143,373	(17,925,663)	—	529,983
5/31/2018	707,052	—	594,413	(1,229,813)	—	71,652	10,574,370	—	8,410,945	(17,880,048)	—	1,105,267
Class C
5/31/2019	98,966	—	283,781	(488,405)	—	(105,658)	969,572	—	2,085,795	(4,374,627)	—	(1,319,260)
5/31/2018	158,547	—	166,367	(240,833)	—	84,081	1,891,350	—	1,859,986	(2,848,537)	—	902,799
Class I
5/31/2019	6,864,024	—	5,074,826	(23,014,203)	—	(11,075,353)	99,979,476	—	63,080,084	(343,873,676)	—	(180,814,116)
5/31/2018	10,005,816	—	3,676,501	(7,590,462)	—	6,091,855	175,965,732	—	62,059,332	(133,306,163)	—	104,718,901
Class O
5/31/2019	3,328	—	114	(153,140)	—	(149,698)	49,825	—	1,141	(2,082,280)	—	(2,031,314)
5/31/2018	28,464	—	101	(35,158)	—	(6,593)	410,514	—	1,428	(515,381)	—	(103,439)
Class P3
5/31/2019	259,703	—	20,613	(57,711)	—	222,605	3,947,257	—	258,076	(869,307)	—	3,336,026
Class R
5/31/2019	7,788	—	446	(44)	—	8,190	91,173	—	4,450	(645)	—	94,978
5/31/2018	231	—	32	(0)*	—	263	3,342	—	455	(1)	—	3,796
Class R6
5/31/2019	2,795,531	—	1,123,100	(1,673,286)	—	2,245,345	38,161,062	—	13,971,361	(25,243,074)	—	26,889,349
5/31/2018	2,165,700	—	750,734	(2,041,984)	—	874,450	38,830,210	—	12,687,398	(35,265,420)	—	16,252,188
Class W
5/31/2019	30,513	—	21,512	(195,562)	—	(143,537)	500,894	—	266,965	(3,102,623)	—	(2,334,764)
5/31/2018	143,292	—	31,944	(186,799)	—	(11,563)	2,508,244	—	537,622	(3,249,704)	—	(203,838)

*
Commencement of operations.

(1)
Amount is less than 0.50 or $0.50.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2019:
Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
CIBC World Markets Corporation	$389,465	$(389,465)	$—
Citigroup Global Markets Inc.	54,474	(54,474)	—
Credit Suisse Securities (USA) LLC	128,949	(128,949)	—
Deutsche Bank Securities Inc.	7,296	(7,296)	—
Goldman Sachs & Co. LLC	809,094	(809,094)	—
J.P. Morgan Securities LLC	4,499,952	(4,499,952)	—
Morgan Stanley & Co. LLC	15,567,016	(15,567,016)	—
National Financial Services LLC	130,416	(130,416)	—
Total	$21,586,662	$(21,586,662)	$—

(1)
Collateral with a fair value of  $22,164,554 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended May 31, 2019		Year Ended May 31, 2018
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Corporate Leaders® 100	$19,586,209	$62,602,394	$22,214,342	$9,511,986
Small Company	27,745,456	63,448,432	28,146,786	58,668,771

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of May 31, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Post- October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)
Corporate Leaders® 100	$6,344,787	$32,673,971	$—	$266,360,294
Small Company	580,273	—	(267,077)	(51,318,379)
At May 31, 2019, the Funds did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2019, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended May 31, 2018 were as follows:
	Corporate Leaders® 100	Small Company
Distributions from net investment income:
Class A	$(4,519,753)	$(10,318)
Class C	(1,087,864)	—
Class I	(6,391,822)	(1,398,584)
Class O	(1,393,440)	—
Class R	(768,671)	—
Class R6	(470,694)	(367,520)
Class W	(1,787,162)	(12,115)
	$(16,419,406)	$(1,788,537)
Distributions from net realized gains:
Class A	$(4,395,166)	$(8,646,160)
Class C	(1,647,100)	(1,878,414)
Class I	(5,115,713)	(61,284,777)
Class O	(1,378,247)	(298,627)
Class R	(911,326)	(454)
Class R6	(374,738)	(12,319,878)
Class W	(1,484,632)	(598,710)
	$(15,306,922)	$(85,027,020)
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$7,015,776	$(36,204)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019.
As of May 31, 2019, management of the Funds is currently assessing the potential impact to the financial statements that may result from adopting these ASUs.
NOTE 15 — SUBSEQUENT EVENTS
Reorganization: On or about November 8, 2019, the Funds will be reorganized (the “Reorganization”) into newly-created, corresponding series of Voya Equity Trust (the “Surviving Funds”). As a result of the Reorganization, each shareholder of the Funds will receive shares of the corresponding Surviving Fund of equal value. The purpose of the Reorganization is to facilitate certain share class conversions and a share class conversion feature. Each Surviving Fund has been organized expressly for the purpose of succeeding its corresponding Fund. Each Surviving Fund will have substantially the same investment strategy and policies as those of the corresponding Fund. In addition, the respective share classes of the Surviving Funds will assume the performance, financial and other historical information of the Funds. The Reorganization will be tax-free for U.S. federal income tax purposes.
Class conversion: On May 23, 2019, the Board approved the conversion for the Funds’ Class O shares to Class A shares of the same Fund. Beginning on or about the close of business on November 22, 2019, all outstanding Class O shares of each respective Fund will be converted to Class A shares of the same Fund.
On May 23, 2019, the Board approved the conversion for the Funds’ Class C shares to Class A shares of the same Fund. Beginning on or about January 2, 2020, all outstanding Class C shares of each respective Fund will

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 15 — SUBSEQUENT EVENTS (continued)

automatically convert to Class A shares of the same Fund after they have been held for a ten-year holding period.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Communication Services: 8.5%
6,852	(1)	Alphabet, Inc. - Class C	$7,562,073	1.0
258,171		AT&T, Inc.	7,894,869	1.0
22,688	(1)	Charter Communications, Inc.	8,548,838	1.1
198,068		Comcast Corp. – Class A	8,120,788	1.1
48,359	(1)	Facebook, Inc. - Class A	8,582,272	1.1
22,577	(1)	Netflix, Inc.	7,750,232	1.0
72,314		Walt Disney Co.	9,548,341	1.3
135,509		Other Securities	7,364,914	0.9
			65,372,327	8.5
		Consumer Discretionary: 10.1%
4,514	(1)	Amazon.com, Inc.	8,012,666	1.0
4,630	(1)	Booking Holdings, Inc.	7,668,299	1.0
912,866		Ford Motor Co.	8,690,484	1.1
42,124		Home Depot, Inc.	7,997,241	1.0
42,273		McDonald’s Corp.	8,381,468	1.1
95,263		Nike, Inc.	7,348,588	1.0
108,246		Starbucks Corp.	8,233,191	1.1
99,675		Target Corp.	8,018,854	1.0
289,901		Other Securities	14,093,426	1.8
			78,444,217	10.1
		Consumer Staples: 10.9%
171,874		Coca-Cola Co.	8,444,169	1.1
118,835		Colgate-Palmolive Co.	8,273,293	1.1
33,190		Costco Wholesale Corp.	7,951,660	1.0
162,227		Mondelez International, Inc.	8,249,243	1.0
65,708		PepsiCo, Inc.	8,410,624	1.1
77,314		Procter & Gamble Co.	7,956,384	1.0
82,425		Walmart, Inc.	8,361,192	1.1
604,412		Other Securities	27,051,569	3.5
			84,698,134	10.9
		Energy: 5.4%
65,078		Chevron Corp.	7,409,130	1.0
401,298		Kinder Morgan, Inc.	8,005,895	1.0
521,773		Other Securities	26,375,109	3.4
			41,790,134	5.4
		Financials: 15.6%
85,224		Allstate Corp.	8,139,744	1.1
73,341		American Express Co.	8,412,946	1.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
185,751		American International Group, Inc.	$9,486,304	1.2
292,934		Bank of America Corp.	7,792,044	1.0
39,899	(1)	Berkshire Hathaway, Inc. – Class B	7,876,861	1.0
18,839		BlackRock, Inc.	7,828,735	1.0
98,887		Capital One Financial Corp.	8,491,427	1.1
129,169		Citigroup, Inc.	8,027,853	1.0
41,876		Goldman Sachs Group, Inc.	7,641,951	1.0
79,495		JPMorgan Chase & Co.	8,423,290	1.1
188,507		Metlife, Inc.	8,710,908	1.1
190,935		Morgan Stanley	7,769,145	1.0
166,650		US Bancorp	8,365,830	1.1
321,963		Other Securities	14,018,584	1.8
			120,985,622	15.6
		Health Care: 15.9%
100,779		Abbott Laboratories	7,672,305	1.0
100,123		AbbVie, Inc.	7,680,435	1.0
34,387	(1)	Biogen, Inc.	7,540,725	1.0
167,347		Bristol-Myers Squibb Co.	7,592,533	1.0
91,548	(1)	Celgene Corp.	8,586,287	1.1
150,035		CVS Health Corp.	7,857,333	1.0
61,659		Danaher Corp.	8,139,605	1.1
125,701		Gilead Sciences, Inc.	7,824,887	1.0
57,646		Johnson & Johnson	7,560,273	1.0
88,994		Medtronic PLC	8,239,064	1.1
96,888		Merck & Co., Inc.	7,674,499	1.0
189,309		Pfizer, Inc.	7,860,110	1.0
33,051		UnitedHealth Group, Inc.	7,991,732	1.0
159,262		Other Securities	20,955,904	2.6
			123,175,692	15.9
		Industrials: 12.7%
47,722		General Dynamics Corp.	7,674,652	1.0
809,486		General Electric Co.	7,641,548	1.0
50,497		Honeywell International, Inc.	8,297,162	1.1
27,084		Lockheed Martin Corp.	9,169,018	1.2
44,241		Raytheon Co.	7,720,054	1.0
48,462		Union Pacific Corp.	8,082,492	1.1
62,904		United Technologies Corp.	7,944,775	1.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2019 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
356,341		Other Securities	$41,509,295	5.3
			98,038,996	12.7
		Information Technology: 13.9%
45,717		Accenture PLC	8,140,826	1.1
30,379	(1)	Adobe, Inc.	8,229,671	1.1
42,423		Apple, Inc.	7,426,994	1.0
150,035		Cisco Systems, Inc.	7,806,321	1.0
34,088		Mastercard, Inc. - Class A	8,572,791	1.1
68,467		Microsoft Corp.	8,467,999	1.1
150,515		Oracle Corp.	7,616,059	1.0
77,084	(1)	PayPal Holdings, Inc.	8,459,969	1.1
76,312		Texas Instruments, Inc.	7,960,105	1.0
51,761		Visa, Inc. - Class A	8,350,602	1.1
348,634		Other Securities	26,404,892	3.3
			107,436,229	13.9
		Materials: 1.8%
377,002		Other Securities	13,907,169	1.8
		Real Estate: 0.9%
43,662		Other Securities	7,077,174	0.9
		Utilities: 4.1%
89,572		Duke Energy Corp.	7,668,259	1.0
160,890		Exelon Corp.	7,735,591	1.0
41,715		NextEra Energy, Inc.	8,268,330	1.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Utilities (continued)
155,908		Southern Co.	$8,341,078	1.1
			32,013,258	4.1
		Total Common Stock (Cost $493,914,031)	772,938,952	99.8
SHORT-TERM INVESTMENTS: 0.1%
		Mutual Funds: 0.1%
1,077,000	(2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280% (Cost $1,077,000)	1,077,000	0.1
		Total Short-Term Investments (Cost $1,077,000)	1,077,000	0.1
		Total Investments in Securities (Cost $494,991,031)	$774,015,952	99.9
		Assets in Excess of Other Liabilities	1,132,736	0.1
		Net Assets	$775,148,688	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of May 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$772,938,952	$—	$—	$772,938,952
Short-Term Investments	1,077,000	—	—	1,077,000
Total Investments, at fair value	$774,015,952	$—	$—	$774,015,952
Liabilities Table
Other Financial Instruments+
Futures	$(49,742)	$—	$—	$(49,742)
Total Liabilities	$(49,742)	$—	$—	$(49,742)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2019 (continued)

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2019, the following futures contracts were outstanding for Voya Corporate Leaders® 100 Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	16	06/21/19	$2,202,080	$(49,742)
			$2,202,080	$(49,742)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$49,742
Total Liability Derivatives		$49,742

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$243,696
Total	$243,696

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$38,934
Total	$38,934
At May 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $507,605,916.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$295,744,404
Gross Unrealized Depreciation	(29,384,110)
Net Unrealized Appreciation	$266,360,294
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 93.3%
		Communication Services: 2.6%
202,496	(1)	Imax Corp.	$4,406,313	0.9
364,848	(1)	Vonage Holdings Corp.	4,319,800	0.9
230,819	(2)	Other Securities	3,977,012	0.8
			12,703,125	2.6
		Consumer Discretionary: 8.7%
255,043		Extended Stay America, Inc.	4,371,437	0.9
31,950	(1)	Helen of Troy Ltd.	4,268,839	0.9
54,849		Jack in the Box, Inc.	4,563,437	0.9
906,433	(2)	Other Securities	29,247,886	6.0
			42,451,599	8.7
		Consumer Staples: 4.4%
208,658	(1)	BJ’s Wholesale Club Holdings, Inc.	5,212,277	1.1
323,851	(1)	Hostess Brands, Inc.	4,336,365	0.9
143,618	(1)	Performance Food Group Co.	5,651,368	1.1
198,932	(2)	Other Securities	6,352,749	1.3
			21,552,759	4.4
		Energy: 1.4%
612,359	(2)	Other Securities	7,030,813	1.4
		Financials: 18.3%
146,585		Columbia Banking System, Inc.	4,888,610	1.0
93,172		Eagle Bancorp, Inc.	4,945,570	1.0
119,044		Hancock Whitney Corp.	4,521,291	0.9
36,312		Hanover Insurance Group, Inc.	4,435,874	0.9
57,007		Kemper Corp.	4,731,011	1.0
332,557		Redwood Trust, Inc.	5,297,633	1.1
77,772		Selective Insurance Group	5,572,364	1.1
65,022		Wintrust Financial Corp.	4,404,590	0.9
120,949		WSFS Financial Corp.	4,800,466	1.0
1,891,078	(2)	Other Securities	45,806,881	9.4
			89,404,290	18.3
		Health Care: 11.8%
48,008	(1)	Amedisys, Inc.	5,391,778	1.1
75,362		Encompass Health Corp.	4,440,329	0.9
91,324	(1)	Merit Medical Systems, Inc.	4,715,058	1.0
1,490,175	(2)(3)	Other Securities	43,162,770	8.8
			57,709,935	11.8
		Industrials: 14.4%
80,696		Barnes Group, Inc.	4,173,597	0.9
63,059		EMCOR Group, Inc.	5,080,033	1.0
66,396		ICF International, Inc.	4,839,604	1.0
105,076	(1)	Spirit Airlines, Inc.	4,841,902	1.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
73,974		Tetra Tech, Inc.	$4,994,725	1.0
76,941	(1)	Trex Co., Inc.	4,602,611	0.9
139,584		Universal Forest Products, Inc.	4,501,584	0.9
45,428		Woodward, Inc.	4,948,018	1.0
755,033	(2)	Other Securities	32,778,234	6.7
			70,760,308	14.4
		Information Technology: 15.9%
202,677	(1)	ACI Worldwide, Inc.	6,376,218	1.3
27,353	(1)	CACI International, Inc.	5,566,883	1.1
98,751	(1)	Cornerstone OnDemand, Inc.	5,256,516	1.1
69,718	(1)	Envestnet, Inc.	4,664,831	1.0
86,622	(1)	ExlService Holdings, Inc.	5,133,220	1.0
73,089		j2 Global, Inc.	6,160,672	1.3
95,817		Mantech International Corp.	5,880,289	1.2
99,296	(1)	Plexus Corp.	4,918,131	1.0
198,467	(1)	Rudolph Technologies, Inc.	4,578,634	0.9
59,674		SYNNEX Corp.	5,174,333	1.1
82,922	(1)	Verint Systems, Inc.	4,705,823	1.0
97,726	(1)	Virtusa Corp.	4,143,582	0.8
676,195	(2)	Other Securities	15,373,473	3.1
			77,932,605	15.9
		Materials: 4.1%
63,776		Sensient Technologies Corp.	4,317,635	0.9
603,148		Other Securities	15,725,824	3.2
			20,043,459	4.1
		Real Estate: 8.2%
195,475		Americold Realty Trust	6,118,367	1.2
601,833		Cousins Properties, Inc.	5,446,589	1.1
312,827		Easterly Government Properties, Inc.	5,759,145	1.2
40,558		EastGroup Properties, Inc.	4,501,938	0.9
148,767		First Industrial Realty Trust, Inc.	5,163,703	1.1
235,509		Physicians Realty Trust	4,312,170	0.9
377,101		Other Securities	8,984,743	1.8
			40,286,655	8.2
		Utilities: 3.5%
57,630		Black Hills Corp.	4,391,406	0.9
47,970		Idacorp, Inc.	4,809,952	1.0
130,154		Other Securities	7,731,350	1.6
			16,932,708	3.5
		Total Common Stock (Cost $503,569,091)	456,808,256	93.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2019 (continued)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 3.9%
130,695	(4)	iShares Russell 2000 ETF	$19,063,173	3.9
		Total Exchange-Traded Funds (Cost $20,389,183)	19,063,173	3.9
		Total Long-Term Investments (Cost $523,958,274)	475,871,429	97.2

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.1%
		Repurchase Agreements: 4.5%
5,159,146	(5)	Bank of Montreal, Repurchase Agreement dated 05/31/19, 2.49%, due 06/03/19 (Repurchase Amount $5,160,202, collateralized by various U.S. Government Agency Obligations, 3.000%-4.584%, Market Value plus accrued interest $5,262,329, due 11/01/27-02/01/49)	5,159,146	1.1
1,527,970	(5)	Barclays Capital, Inc., Repurchase Agreement dated 05/31/19, 2.48%, due 06/03/19 (Repurchase Amount $1,528,281, collateralized by various U.S. Government Securities, 2.125%-2.375%, Market Value plus accrued interest $1,558,530, due 05/31/21-02/29/24)	1,527,970	0.3
5,159,146	(5)	Citigroup, Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $5,160,206, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $5,262,329, due 06/11/19-04/20/69)	5,159,146	1.1
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements (continued)
5,159,146	(5)	MUFG Securities America Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $5,160,206, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.710%-4.967%, Market Value plus accrued interest $5,262,329, due 09/01/23-05/01/48)	$5,159,146	1.0
5,159,146	(5)	Nomura Securities, Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $5,160,206, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $5,262,329, due 06/15/19-04/20/69)	5,159,146	1.0
			22,164,554	4.5
Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.6%
12,642,000	(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280% (Cost $12,642,000)	12,642,000	2.6
		Total Short-Term Investments (Cost $34,806,554)	34,806,554	7.1
		Total Investments in Securities (Cost $558,764,828)	$510,677,983	104.3
		Liabilities in Excess of Other Assets	(20,935,839)	(4.3)
		Net Assets	$489,742,144	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2019 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains securities on loan.

(4)
Security, or a portion of the security, is on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of May 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$456,808,256	$—	$—	$456,808,256
Exchange-Traded Funds	19,063,173	—	—	19,063,173
Short-Term Investments	12,642,000	22,164,554	—	34,806,554
Total Investments, at fair value	$488,513,429	$22,164,554	$—	$510,677,983

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $561,996,362.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$17,787,905
Gross Unrealized Depreciation	(69,106,284)
Net Unrealized Depreciation	$(51,318,379)
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2019 were as follows:
Fund Name	Type	Per Share Amount
Voya Corporate Leaders® 100 Fund
Class A	NII	$0.3736
Class C	NII	$0.2401
Class I	NII	$0.4337
Class O	NII	$—
Class P3	NII	$0.3232
Class R	NII	$0.2929
Class R6	NII	$0.4361
Class W	NII	$0.4146
All Classes	STCG	$0.0766
All Classes	LTCG	$1.4530
Fund Name	Type	Per Share Amount
Voya Small Company Fund
Class A	NII	$0.0069
Class C	NII	$0.0069
Class I	NII	$0.0306
Class O	NII	$0.0069
Class P3	NII	$0.0479
Class R	NII	$0.0095
Class R6	NII	$0.0478
Class W	NII	$0.0071
All Classes	STCG	$0.6919
All Classes	LTCG	$1.6512

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2019, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Corporate Leaders® 100 Fund	94.79%
Voya Small Company Fund	33.47%
For the year ended May 31, 2019, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Corporate Leaders® 100 Fund	95.98%
Voya Small Company Fund	34.32%
The Funds designate the following percentage of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya Corporate Leaders® 100 Fund	100.00%
Voya Small Company Fund	100.00%
The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Corporate Leaders® 100 Fund	$62,602,394
Voya Small Company Fund	$63,448,432
The Funds designate the following amounts as Section 199A dividends:
Voya Corporate Leaders® 100 Fund	$425,212
Voya Small Company Fund	$1,391,537
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	149	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	149	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	149	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	149	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	December 2007 – Present	Retired.	149	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	149	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013 – Present	Consultant (May 2001 – Present).	149	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	October 2015 – Present	Retired.	149	None.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 – Present	Retired.	149	None.
Director who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 46	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	149	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30. 2019.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Directors and is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	May 2013 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Managing Director and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2019 – Present). Formerly, Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – February 2019).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163050         (0519-072519)

Annual Report
May 31, 2019
Classes A, C, I, O, P3, R and W
Domestic Equity Fund
■
Voya Mid Cap Research Enhanced Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Fund. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Riding the Market Seesaw
Dear Shareholder,
Over the one-year period covered by this report, the financial markets have delivered attractive performance potential but also obliged investors to confront high levels of uncertainty. For example, as of May 31, 2019, the S&P 500® Index was up 3.78% for the 12 months, down 6.35% for the month and up 10.74% year-to-date. Such market gyrations resulted from rising and falling tides of worry, as investors mulled a diminished global economic outlook, the effects of trade wars, slowing corporate earnings and rising political tensions in the Middle East.
With so many potentially disruptive factors in play, investors have switched rapidly between “risk-on” and “risk-off” sentiments, bidding up stocks when conditions seemed upbeat, then retreating into bonds when the next wave of worry came ashore. The result has been what we believe to be a contradictory set of market signals: higher bond prices indicating that investors see greater risk of an economic downturn, and higher stock prices signaling the belief that the current expansion will continue.
But the central banks still have the power to steer market sentiment, as we saw in late June. The European Central Bank vowed that if necessary, it would bolster the languishing euro zone economy with new rounds of policy intervention. The same week, the U.S. Federal Reserve Board signaled that, if warranted by the economic data, it would cut U.S. interest rates, perhaps as soon as July. These announcements underpinned investor sentiment and helped drive global stock market rallies late in the month.
Investors are quick to exit at the first sign of trouble, but also quick to return. How this all shakes out is anyone’s guess — it implies there are attractive investment opportunities out there, but also that we should continue to expect high levels of volatility, in our opinion. Just don’t let it throw you off course: remember that you’re investing for the long haul, and it’s usually inadvisable to abandon one’s long-term strategy for a short-term opportunity. Keep focused on your goals and don’t try to time market downturns or upturns. Change your strategy only if your long-term goals change; discuss any changes thoroughly with your financial advisor before taking action.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 25, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended May 31, 2019

Halfway through our fiscal year, global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvestment dividends, were down 0.42%, having slumped 6.80% in October. Markets were increasingly unnerved by an intensifying economic slowdown outside of the U.S., exacerbating existing concerns about a potential trade war between the U.S. and China. (The Index returned -0.29% for the year ended May 31, 2019, measured in U.S. dollars.)
Furthermore, the Federal Open Market Committee (“FOMC”) still seemed intent on raising interest rates, despite no apparent inflationary threat. In December, the FOMC raised rates for the fourth time in 2018, from 2.25% to 2.50%. Chairman Powell signaled two more increases in 2019, instead of a hoped-for pause. Was this a policy mistake in an already late-cycle economy, for which the boost from tax cuts and increased government spending would surely fade? The Index dropped another 7.86% in December.
Yet the equity investor who found this all too much and sold out near year-end would have missed a rebound as intense as it was unexpected through April, before more trade-related shocks sent the Index reeling again in May. For the fiscal year, global equities returned a slim 1.10%.
Two main factors drove the recovery. First, Chairman Powell changed his tune and said repeatedly that the FOMC would be “patient” as the economic data evolved. Secondly, on trade, the view emerged that, as far apart as the U.S. and China were on key issues, both were motivated to find some face-saving “deal”.
On perceived slowing global growth, there was little relief from most of the incoming data.
In continental Europe, the euro zone’s annual growth in gross domestic product (“GDP”) in the first quarter of 2019 was just 1.1%. The European Central Bank forecast that 1.1% was all that could be expected for 2019 as a whole. In the UK, Prime Minister May’s proposed Brexit deal was repeatedly defeated in parliament. She finally announced her resignation on May 24 with no deal in sight.
In Japan, the economy grew at 2.1% annualized in the first quarter. But it relied on a statistical quirk as imports fell sharply, signaling weakening demand. Meanwhile the closely watched index of business conditions showed the economy “worsening” for the first time in over six years.
China’s GDP grew at 6.6% in 2018 over 2017, the smallest advance in 28 years. The official target for 2019 was lowered to 6.0% from 6.5%. Manufacturing activity was contracting, while retail sales were growing at the slowest pace in 16 years.
In the U.S., GDP growth in the fourth quarter of 2018 fell to 2.2%, after 3.4% in the third. First quarter GDP growth surprised to the upside at 3.1%, although it was flattered by volatile inventory and trade elements. The employment situation remained strong, with the unemployment rate in April down to 3.6%. But more forward-looking indicators like purchasing managers’ indices were showing signs of weakness.
By early May, notwithstanding the tepid-to-mixed picture painted above, the path of least resistance for the Index still seemed upwards. This all changed on the first weekend when the President tweeted his intention to raise the existing 10% tariff on some $200 billion of imported Chinese goods to 25%. Trade negotiations with China had evidently broken down. On May 20, he blacklisted Chinese technology giant Huawei from buying hardware and software from U.S. companies and on the 31st, unexpectedly threatened tariffs on Mexican goods for reasons related to illegal immigration.
The Index fell 5.70% in May. All the concerns about the effect of trade conflicts on an already slowing global economy were now back in focus. The year ended with business channel CNBC reporting that the median forecast for U.S. GDP growth in the second quarter was just 1.6%.
In U.S. fixed income markets, the Treasury yield curve mostly fell and flattened over the year. It partially inverted in March, with the yield on the three-month bill greater than the yield on the ten-year note for the first time since 2007. This is thought by some to portend economic weakness, as it implies declining short-term rates. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 6.40%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 3.78% for the year, down 6.35% from the record set on April 30. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, 13% in the fourth, but were set to stall in early 2019. “Bond surrogate” real estate was the top performing sector, up 18.64%. Oil price-sensitive energy was weakest, down 20.05%.
In currencies, the dollar rose 4.85% against the euro and 5.37% against the pound, but slipped 0.39% against the yen. The dollar was on a rising trend against most currencies for the year. But the yen, which tends to be even more of a safe haven than the dollar, gained nearly 3% in May.
In international markets, the MSCI Japan® Index plunged 10.03% in the year, reflecting Japan’s own vulnerability to a trade war and the resilient yen. The MSCI Europe ex UK® Index barely moved, up 0.05%. However, this concealed wide differences, with auto companies vulnerable to trade frictions and banks to low interest rates, incurring large losses, while consumer staples held up better. The MSCI UK® Index fell 2.46%. As usual, a large contribution was made by a few heavily weighted constituents. In this case, the entire loss could be attributed to company-specific issues affecting British American Tobacco, Vodafone and Glencore.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P MidCap 400® Index*	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

*
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

3

Voya Mid Cap Research Enhanced Index Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2019 (as a percentage of net assets)

Financials	16.8%
Information Technology	16.7%
Industrials	14.8%
Consumer Discretionary	12.4%
Real Estate	10.3%
Health Care	9.5%
Materials	5.8%
Utilities	5.0%
Energy	3.0%
Consumer Staples	2.8%
Communication Services	2.3%
Exchange-Traded Funds	0.5%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Mid Cap Research Enhanced Index Fund (the “Fund”) seeks long-term capital growth. The Fund is managed by Steve Wetter, Vincent Costa, CFA, Peg DiOrio, CFA, and Kai Yee Wong, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of  -7.34% compared to the S&P MidCap 400® Index (the “Index” or “S&P MidCap”), which returned -5.44% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index due to weak security selection. On the sector level, stock selection within the financial and materials sectors had the largest negative impact on performance. At the individual stock level, key detractors from the period included overweight positions in Steel Dynamics, Inc., a steel product manufacturer, United Natural Food, Inc., a food distribution company and McDermott International, Inc., an oilfield services and equipment company in the energy sector. Conversely, stock selection within the healthcare sector had the largest positive impact on performance. Among the key contributors for the period were positions in out-of-benchmark stocks, Cadence Design Systems, Inc., an electronic design company, and real estate investment trust Equity LifeStyle Properties, Inc., as well as an overweight position in Fair Isaac Corp., a decision management software
Top Ten Holdings as of May 31, 2019 (as a percentage of net assets)

IDEX Corp.	1.3%
Domino’s Pizza, Inc.	1.1%
Fair Isaac Corp.	1.1%
Service Corp. International	1.0%
Lamar Advertising Co.	1.0%
UGI Corp.	1.0%
Old Republic International Corp.	0.9%
Reinsurance Group of America, Inc.	0.9%
Masimo Corp.	0.9%
Hill-Rom Holdings, Inc.	0.9%
Portfolio holdings are subject to change daily.
company.
Current Strategy and Outlook: The Fund uses an actively managed strategy that combines fundamental stock research with our proprietary quantitative models, what some like to call “quantamental.” Our proprietary quantitative model seeks to identify what we believe are high quality, profitable companies that are relatively undervalued, have growth potential and are, in our view, likely to be favored by investors. The Fund also utilizes fundamental equity research to select companies that we believe would outperform the Index and that are uncorrelated to our quantitative models. We believe this unique approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

*
Effective February 28, 2019, Peg DiOrio was added as a Portfolio Manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Mid Cap Research Enhanced Index Fund

Average Annual Total Returns for the Periods Ended May 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 4, 2018
Including Sales Charge:
Class A(1)	-12.68%	2.75%	10.68%	—
Class C(2)	-8.61%	3.46%	10.47%	—
Class I	-7.08%	4.25%	11.32%	—
Class O	-7.27%	3.99%	11.03%	—
Class P3	—	—	—	-7.63%
Class R	-7.54%	3.73%	10.75%	—
Class W(3)	-7.48%	4.17%	11.19%	—
Excluding Sales Charge:
Class A	-7.34%	3.98%	11.02%	—
Class C	-7.80%	3.46%	10.47%	—
Class I	-7.08%	4.25%	11.32%	—
Class O	-7.27%	3.99%	11.03%	—
Class P3	—	—	—	-7.63%
Class R	-7.54%	3.73%	10.75%	—
Class W(3)	-7.48%	4.17%	11.19%	—
S&P MidCap	-5.44%	7.31%	13.87%	-6.49%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Mid Cap Research Enhanced Index Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 3%. Effective November 15, 2012, the maximum Class A sales charge was increased to 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return. Prior to November 15, 2012, the Class C deferred sales charge was 0.75%.

(3)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

5

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2018 to May 31, 2019. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2019*	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2019*
Class A	$1,000.00	$965.60	0.95%	$4.66	$1,000.00	$1,020.19	0.95%	$4.78
Class C	1,000.00	962.70	1.45	7.10	1,000.00	1,017.70	1.45	7.29
Class I	1,000.00	966.60	0.70	3.43	1,000.00	1,021.44	0.70	3.53
Class O	1,000.00	965.60	0.95	4.66	1,000.00	1,020.19	0.95	4.78
Class P3	1,000.00	970.40	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	964.10	1.20	5.88	1,000.00	1,018.95	1.20	6.04
Class W	1,000.00	966.50	0.70	3.43	1,000.00	1,021.44	0.70	3.53

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Voya Series Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Mid Cap Research Enhanced Index Fund (the “Fund”), a series of Voya Series Fund, Inc., including the summary portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
July 25, 2019
7

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2019

ASSETS:
Investments in securities at fair value+*	$123,579,436
Short-term investments at fair value**	1,041,720
Cash	12,275
Receivables:
Investment securities sold	285,549
Fund shares sold	13,365
Dividends	178,764
Prepaid expenses	32,641
Reimbursement due from manager	18,679
Other assets	20,025
Total assets	125,182,454
LIABILITIES:
Payable for fund shares redeemed	132,985
Payable upon receipt of securities loaned	987,720
Payable for investment management fees	61,462
Payable for distribution and shareholder service fees	30,684
Payable for directors fees	698
Payable to directors under the deferred compensation plan (Note 6)	20,025
Other accrued expenses and liabilities	164,727
Total liabilities	1,398,301
NET ASSETS	$123,784,153
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$123,045,734
Total distributable earnings	738,419
NET ASSETS	$123,784,153
+ Including securities loaned at value	$942,309
* Cost of investments in securities	$120,407,909
** Cost of short-term investments	$1,041,720
See Accompanying Notes to Financial Statements
8

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2019 (continued)

Class A
Net assets	$96,138,449
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,765,492
Net asset value and redemption price per share†	$14.21
Maximum offering price per share (5.75%)(1)	$15.08
Class C
Net assets	$4,252,362
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	325,383
Net asset value and redemption price per share†	$13.07
Class I
Net assets	$8,014,772
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	545,324
Net asset value and redemption price per share	$14.70
Class O
Net assets	$3,446,947
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	238,943
Net asset value and redemption price per share	$14.43
Class P3
Net assets	$2,785
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	187
Net asset value and redemption price per share	$14.88
Class R
Net assets	$11,824,134
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	845,820
Net asset value and redemption price per share	$13.98
Class W
Net assets	$104,704
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	7,173
Net asset value and redemption price per share	$14.60

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

STATEMENT OF OPERATIONS for the year ended May 31, 2019

INVESTMENT INCOME:
Dividends	$2,556,980
Securities lending income, net	13,327
Total investment income	2,570,307
EXPENSES:
Investment management fees	767,514
Distribution and shareholder service fees:
Class A	202,380
Class C	35,560
Class O	80,291
Class R	65,324
Transfer agent fees:
Class A	123,932
Class C	7,214
Class I	7,699
Class O	48,064
Class P3	32
Class R	19,873
Class W	194
Shareholder reporting expense	23,510
Registration fees	115,902
Professional fees	41,610
Custody and accounting expense	28,005
Directors fees	5,582
Licensing fee	16,682
Miscellaneous expense	25,883
Interest expense	943
Total expenses	1,616,194
Waived and reimbursed fees	(255,260)
Net expenses	1,360,934
Net investment income	1,209,373
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,575,164
Net realized gain	1,575,164
Net change in unrealized appreciation (depreciation) on:
Investments	(13,075,987)
Net change in unrealized appreciation (depreciation)	(13,075,987)
Net realized and unrealized loss	(11,500,823)
Decrease in net assets resulting from operations	$(10,291,450)
See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM OPERATIONS:
Net investment income	$1,209,373	$765,643
Net realized gain	1,575,164	13,536,492
Net change in unrealized appreciation (depreciation)	(13,075,987)	1,169,349
Increase (decrease) in net assets resulting from operations	(10,291,450)	15,471,484
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(11,262,614)	(3,329,102)
Class C	(495,788)	(446,199)
Class I	(831,186)	(759,516)
Class O	(355,516)	(5,865,205)
Class P3	(288)	—
Class R	(1,313,838)	(1,042,057)
Class W	(13,667)	(17,610)
Total distributions	(14,272,897)	(11,459,689)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	73,095,088	12,829,251
Reinvestment of distributions	14,009,984	5,615,083
	87,105,072	18,444,334
Cost of shares redeemed	(93,020,917)	(29,267,870)
Net decrease in net assets resulting from capital share transactions	(5,915,845)	(10,823,536)
Net decrease in net assets	(30,480,192)	(6,811,741)
NET ASSETS:
Beginning of year or period	154,264,345	161,076,086
End of year or period	$123,784,153	$154,264,345

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-19	17.34	0.14•	(1.50)	(1.36)	0.15	1.62	—	1.77	—	14.21	(7.34)	1.14	0.95	0.95	0.92	96,138	66
05-31-18	16.93	0.09	1.61	1.70	0.08	1.21	—	1.29	—	17.34	10.16	1.12	0.98	0.98	0.50	45,219	83
05-31-17	14.97	0.11	2.13	2.24	0.14	0.14	—	0.28	—	16.93	14.97	1.12	0.99	0.99	0.63	48,554	90
05-31-16	16.66	0.23	(0.98)	(0.75)	0.19	0.75	—	0.94	—	14.97	(4.08)	1.11	0.99	0.99	1.49	44,983	143
05-31-15	19.67	0.23•	1.23	1.46	0.32	4.15	—	4.47	—	16.66	7.96	1.03	0.99	0.99	1.23	56,826	73
Class C
05-31-19	16.07	0.06	(1.39)	(1.33)	0.05	1.62	—	1.67	—	13.07	(7.80)	1.64	1.45	1.45	0.39	4,252	66
05-31-18	15.77	0.01	1.50	1.51	—	1.21	—	1.21	—	16.07	9.65	1.62	1.48	1.48	0.00*	5,315	83
05-31-17	13.97	0.03	1.97	2.00	0.06	0.14	—	0.20	—	15.77	14.36	1.62	1.49	1.49	0.13	6,634	90
05-31-16	15.60	0.15	(0.92)	(0.77)	0.11	0.75	—	0.86	—	13.97	(4.54)	1.61	1.49	1.49	0.98	7,373	143
05-31-15	18.68	0.13•	1.16	1.29	0.22	4.15	—	4.37	—	15.60	7.41	1.53	1.49	1.49	0.74	8,718	73
Class I
05-31-19	17.83	0.19•	(1.54)	(1.35)	0.16	1.62	—	1.78	—	14.70	(7.08)	0.83	0.70	0.70	1.14	8,015	66
05-31-18	17.38	0.13	1.66	1.79	0.13	1.21	—	1.34	—	17.83	10.43	0.82	0.73	0.73	0.75	9,844	83
05-31-17	15.35	0.15•	2.19	2.34	0.17	0.14	—	0.31	—	17.38	15.29	0.82	0.74	0.74	0.89	9,569	90
05-31-16	17.06	0.28	(1.00)	(0.72)	0.24	0.75	—	0.99	—	15.35	(3.82)	0.80	0.74	0.74	1.74	9,620	143
05-31-15	20.06	0.29•	1.24	1.53	0.38	4.15	—	4.53	—	17.06	8.20	0.70	0.70	0.70	1.52	12,190	73
Class O
05-31-19	17.40	0.15•	(1.49)	(1.34)	0.01	1.62	—	1.63	—	14.43	(7.27)	1.14	0.95	0.95	0.82	3,447	66
05-31-18	16.98	0.09	1.63	1.72	0.09	1.21	—	1.30	—	17.40	10.21	1.12	0.98	0.98	0.50	79,780	83
05-31-17	15.02	0.11	2.13	2.24	0.14	0.14	—	0.28	—	16.98	14.91	1.12	0.99	0.99	0.63	81,066	90
05-31-16	16.71	0.23	(0.97)	(0.74)	0.20	0.75	—	0.95	—	15.02	(4.05)	1.11	0.99	0.99	1.49	78,693	143
05-31-15	19.72	0.23•	1.23	1.46	0.32	4.15	—	4.47	—	16.71	7.93	1.03	0.99	0.99	1.24	92,467	73
Class P3
06-04-18(4) - 05-31-19	18.07	0.30	(1.77)	(1.47)	0.10	1.62	—	1.72	—	14.88	(7.63)	1.83	0.00*	0.00*	1.88	3	66
Class R
05-31-19	17.06	0.11	(1.48)	(1.37)	0.09	1.62	—	1.71	—	13.98	(7.54)	1.39	1.20	1.20	0.64	11,824	66
05-31-18	16.67	0.05	1.59	1.64	0.04	1.21	—	1.25	—	17.06	9.93	1.37	1.23	1.23	0.25	13,969	83
05-31-17	14.75	0.06	2.10	2.16	0.10	0.14	—	0.24	—	16.67	14.67	1.37	1.24	1.24	0.38	15,048	90
05-31-16	16.41	0.20	(0.97)	(0.77)	0.14	0.75	—	0.89	—	14.75	(4.29)	1.36	1.24	1.24	1.25	14,352	143
05-31-15	19.45	0.18•	1.21	1.39	0.28	4.15	—	4.43	—	16.41	7.64	1.28	1.24	1.24	0.99	20,193	73
Class W
05-31-19	17.81	0.19	(1.61)	(1.42)	0.17	1.62	—	1.79	—	14.60	(7.48)	0.89	0.70	0.70	1.14	105	66
05-31-18	17.34	0.14	1.67	1.81	0.13	1.21	—	1.34	—	17.81	10.57	0.87	0.73	0.73	0.71	136	83
05-31-17	15.33	0.15•	2.17	2.32	0.17	0.14	—	0.31	—	17.34	15.19	0.87	0.74	0.74	0.88	205	90
05-31-16	17.04	0.26•	(0.98)	(0.72)	0.24	0.75	—	0.99	—	15.33	(3.80)	0.86	0.74	0.74	1.74	148	143
05-31-15	20.03	0.25•	1.28	1.53	0.37	4.15	—	4.52	—	17.04	8.21	0.78	0.74	0.74	1.37	126	73
See Accompanying Notes to Financial Statements
12

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
13

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series that comprise the Company. The series included in this report is Voya Mid Cap Research Enhanced Index Fund (“Mid Cap Research Enhanced Index” or the “Fund”), a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class O, Class P3, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted

14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S.
government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Securities Lending. The Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
Purchases	Sales
$92,107,117	$110,799,240
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.550% on the first $500 million, 0.525% on the next $250 million, 0.500% on the next $1.25 billion, and 0.475% in excess of $2 billion.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund, except Class I, Class P3 and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C	Class O	Class R
0.25%	0.75%	0.25%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2019, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$1,964	$—
Contingent Deferred Sales Charges:	$388	$41
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2019, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	8.98%
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Advisor may direct the Fund’s Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers.

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statement of Operations.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — LICENSING FEE
The Fund pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At May 31, 2019, the Fund had the following payable included in Other Accrued Expenses and Liabilities of the Statement of Assets and Liabilities that exceeded 5% of total liabilities:
Accrued Expenses	Amount
Transfer Agent	$77,074
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to 1.00%, 1.50%, 0.75%, 1.00%, 0.00%, 1.25%, and 0.75% for Class A, Class C, Class I, Class O, Class P3, Class R and Class W, respectively.
Pursuant to a side letter agreement, through October 1, 2019, the Investment Adviser has further lowered the expense limits to 0.95%, 1.45%, 0.70%, 0.95%, 1.20% and 0.70% for Class A, Class C, Class I, Class O, Class R and Class W, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Unless otherwise specified above, the Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, are as follows:
May 31,
2020	2021	2022	Total
$135,469	$69,951	$—	$205,420
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, as of May 31, 2019, are as follows:
	May 31,
	2020	2021	2022	Total
Class A	$21,816	$11,785	$—	$33,601
Class C	3,434	1,593	—	5,027
Class O	37,412	20,078	—	57,490
Class R	6,927	3,668	—	10,595
Class W	72	67	—	139
The Expense Limitation Agreement is contractual through October 1, 2019 and the Expense Limitation Agreement shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 17, 2019, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 10 — LINE OF CREDIT (continued)

be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
During the year ended May 31, 2019, the Fund utilized the line of credit as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
9	$815,111	3.15%

NOTE 11 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
5/31/2019	4,236,703	—	814,835	(894,116)	4,157,422	69,696,690	—	11,041,012	(13,914,693)	66,823,009
5/31/2018	140,763	—	183,709	(584,824)	(260,352)	2,443,796	—	3,137,754	(10,183,472)	(4,601,922)
Class C
5/31/2019	17,691	—	38,752	(61,911)	(5,468)	255,655	—	484,010	(934,243)	(194,578)
5/31/2018	11,632	—	27,235	(128,677)	(89,810)	185,816	—	431,938	(2,074,547)	(1,456,793)
Class I
5/31/2019	126,126	—	59,298	(192,294)	(6,870)	1,997,903	—	830,170	(3,209,816)	(381,743)
5/31/2018	120,674	—	41,890	(161,083)	1,481	2,168,287	—	734,743	(2,842,271)	60,759
Class O
5/31/2019	15,269	—	25,609	(4,387,850)	(4,346,972)	271,420	—	352,385	(72,927,271)	(72,303,466)
5/31/2018	417,965	—	16,274	(621,762)	(187,523)	7,219,595	—	278,939	(10,830,332)	(3,331,798)
Class P3
6/4/2018(1) - 5/31/2019	167	—	20	—	187	3,000	—	287	—	3,287
Class R
5/31/2019	57,241	—	97,059	(127,258)	27,042	845,560	—	1,295,729	(1,996,687)	144,602
5/31/2018	31,425	—	60,730	(176,207)	(84,052)	538,139	—	1,021,488	(2,981,350)	(1,421,723)
Class W
5/31/2019	1,441	—	460	(2,375)	(474)	24,860	—	6,391	(38,207)	(6,956)
5/31/2018	15,589	—	584	(20,376)	(4,203)	273,618	—	10,221	(355,898)	(72,059)

(1)
Commencement of operations.

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Fund at its last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 12 — SECURITIES LENDING (continued)

securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2019:
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$124,714	$(124,714)	$—
Goldman Sachs & Co. LLC	123,660	(123,660)	—
J.P. Morgan Securities LLC	171,177	(171,177)	—
Morgan Stanley & Co. LLC	342,849	(342,849)	—
RBC Capital Markets, LLC	37,689	(37,689)	—
UBS AG	142,220	(142,220)	—
Total	$942,309	$(942,309)	$—

(1)
Collateral with a fair value of  $987,720 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment;
temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2019		Year Ended May 31, 2018
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$4,867,977	$9,404,920	$4,275,884	$7,183,805
The tax-basis components of distributable earnings as of May 31, 2019 were:
Undistributed Ordinary Income	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)
$385,754	$(1,706,559)	$2,094,818
At May 31, 2019, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2019, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended May 31, 2018 were as follows:
Distributions from net investment income:
Class A	$(218,708)
Class C	—
Class I	(76,207)
Class O	(398,025)
Class R	(34,666)
Class W	(1,754)
$(729,360)

20

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

Distributions from net realized gains:
Class A	$(3,110,394)
Class C	(446,199)
Class I	(683,309)
Class O	(5,467,180)
Class R	(1,007,391)
Class W	(15,856)
$(10,730,329)
Undistributed net investment income at end of year	$271,097

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019.
As of May 31, 2019, management of the Funds is currently assessing the potential impact to the financial statements that may result from adopting these ASUs.
NOTE 15 — SUBSEQUENT EVENTS
Reorganization: On or about November 8, 2019, the Fund will be reorganized (the “Reorganization”) into a newly-created, corresponding series of Voya Equity Trust (the “Surviving Fund”). As a result of the Reorganization, each shareholder of the Fund will receive shares of the Surviving Fund of equal value. The purpose of the Reorganization is to facilitate certain share class conversions and a share class conversion feature. The Surviving Fund has been organized expressly for the purpose of succeeding the Fund. The Surviving Fund will have substantially the same investment strategy and policies as those of the Fund. In addition, the respective share classes of the Surviving Fund will assume the performance, financial and other historical information of the Fund. The Reorganization will be tax-free for U.S. federal income tax purposes.
Class conversion: On May 23, 2019, the Board approved the conversion for the Fund’s Class O shares to Class A shares. Beginning on or about the close of business on November 22, 2019, all outstanding Class O shares of the Fund will be converted to Class A shares.
On May 23, 2019, the Board approved the conversion for the Fund’s Class C shares to Class A shares. Beginning on or about January 2, 2020, all outstanding Class C shares of the Fund will automatically convert to Class A shares of the Fund after they have been held for a ten-year holding period.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

21

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.4%
		Communication Services: 2.3%
57,417	(1)	Other Securities	$2,863,179	2.3
		Consumer Discretionary: 12.4%
16,111		Brunswick Corp.	668,284	0.5
6,070	(2)	Deckers Outdoor Corp.	923,247	0.8
4,978		Domino’s Pizza, Inc.	1,391,351	1.1
26,650		KB Home	669,715	0.6
27,681		Service Corp. International	1,214,365	1.0
290,722	(1)(3)	Other Securities	10,405,920	8.4
			15,272,882	12.4
		Consumer Staples: 2.8%
9,564	(2)	Post Holdings, Inc.	1,005,176	0.8
37,363		Other Securities	2,490,333	2.0
			3,495,509	2.8
		Energy: 3.0%
448,488	(1)(3)	Other Securities	3,738,044	3.0
		Financials: 16.8%
20,799		East West Bancorp, Inc.	888,533	0.7
8,842		Evercore, Inc.	682,868	0.5
18,816		First American Financial Corp.	971,846	0.8
50,429		Old Republic International Corp.	1,111,959	0.9
8,112		Primerica, Inc.	931,744	0.7
7,346		Reinsurance Group of America, Inc.	1,087,649	0.9
22,724		Synovus Financial Corp.	726,259	0.6
38,038		TCF Financial Corp.	725,004	0.6
12,521		Wintrust Financial Corp.	848,173	0.7
320,944	(1)	Other Securities	12,824,702	10.4
			20,798,737	16.8
		Health Care: 9.5%
7,333	(2)	Charles River Laboratories International, Inc.	919,925	0.7
2,441		Chemed Corp.	800,501	0.6
15,729		Encompass Health Corp.	926,753	0.7
10,935		Hill-Rom Holdings, Inc.	1,051,400	0.9
8,081	(2)	Masimo Corp.	1,056,510	0.9
4,835	(2)	Molina Healthcare, Inc.	687,827	0.6
142,359	(1)(3)	Other Securities	6,330,081	5.1
			11,772,997	9.5
		Industrials: 14.8%
8,796		Crane Co.	672,542	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
8,711		Curtiss-Wright Corp.	$971,189	0.8
12,683		EMCOR Group, Inc.	1,021,743	0.8
10,085		IDEX Corp.	1,540,080	1.3
8,397		Manpowergroup, Inc.	718,112	0.6
20,414		Timken Co.	898,420	0.7
12,738		Toro Co.	830,008	0.7
6,786		Woodward, Inc.	739,131	0.6
247,498	(1)(3)	Other Securities	10,944,796	8.8
			18,336,021	14.8
		Information Technology: 16.7%
23,464		Avnet, Inc.	958,270	0.8
4,430	(2)	Fair Isaac Corp.	1,310,837	1.1
10,434		j2 Global, Inc.	879,482	0.7
35,370		Jabil, Inc.	869,748	0.7
10,588		MKS Instruments, Inc.	756,619	0.6
29,425	(2)	NCR Corp.	900,405	0.7
39,715		Sabre Corp.	805,420	0.7
15,974		Teradyne, Inc.	673,144	0.5
267,068	(1)	Other Securities	13,474,807	10.9
			20,628,732	16.7
		Materials: 5.8%
30,637		Louisiana-Pacific Corp.	699,136	0.6
31,760		Steel Dynamics, Inc.	798,764	0.6
147,952	(1)	Other Securities	5,723,454	4.6
			7,221,354	5.8
		Real Estate: 10.3%
7,767		Camden Property Trust	802,797	0.7
34,384		CoreCivic, Inc.	753,010	0.6
96,309		Cousins Properties, Inc.	871,597	0.7
29,716		First Industrial Realty Trust, Inc.	1,031,442	0.8
20,327		Highwoods Properties, Inc.	891,542	0.7
33,212		Hospitality Properties Trust	825,982	0.7
15,514		Lamar Advertising Co.	1,213,350	1.0
224,890	(1)(3)	Other Securities	6,345,375	5.1
			12,735,095	10.3
		Utilities: 5.0%
9,961		Idacorp, Inc.	998,790	0.8
12,195		NorthWestern Corp.	865,113	0.7
16,234		PNM Resources, Inc.	764,784	0.6
23,281		UGI Corp.	1,201,532	1.0

See Accompanying Notes to Financial Statements
22

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
59,702	Other Securities	$2,307,200	1.9
		6,137,419	5.0
	Total Common Stock (Cost $119,810,143)	122,999,969	99.4
EXCHANGE-TRADED FUNDS: 0.5%
3,199	Other Securities	579,467	0.5
	Total Exchange-Traded Funds (Cost $597,766)	579,467	0.5
	Total Long-Term Investments (Cost $120,407,909)	123,579,436	99.9

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
		Repurchase Agreements: 0.8%
987,720	(4)	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/19, 2.49%, due 06/03/19 (Repurchase Amount $987,922, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,007,474, due 10/01/19-10/01/48) (Cost $987,720)	987,720	0.8
Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.0%
54,000	(5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280% (Cost $54,000)	$54,000	0.0
		Total Short-Term Investments (Cost $1,041,720)	1,041,720	0.8
		Total Investments in Securities (Cost $121,449,629)	$124,621,156	100.7
		Liabilities in Excess of Other Assets	(837,003)	(0.7)
		Net Assets	$123,784,153	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of May 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$122,999,969	$—	$—	$122,999,969
Exchange-Traded Funds	579,467	—	—	579,467
Short-Term Investments	54,000	987,720	—	1,041,720
Total Investments, at fair value	$123,633,436	$987,720	$—	$124,621,156

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements
23

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2019 (continued)

At May 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $122,526,338.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$14,862,905
Gross Unrealized Depreciation	(12,768,087)
Net Unrealized Appreciation	$2,094,818
See Accompanying Notes to Financial Statements
24

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2019 were as follows:
Fund Name	Type	Per Share Amount
Voya Mid Cap Research Enhanced Index Fund
Class A	NII	$0.1505
Class C	NII	$0.0483
Class I	NII	$0.1586
Class O	NII	$0.0058
Class P3	NII	$0.0992
Class R	NII	$0.0916
Class W	NII	$0.1690
All Classes	STCG	$0.4619
All Classes	LTCG	$1.1586

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2019, 47.68% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2019, 48.45% of ordinary distributions paid by the Fund is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
The Fund designates $9,404,920 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
The Fund designates $457,414 as Section 199A dividends.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
25

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	149	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	149	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	149	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	149	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	December 2007 – Present	Retired.	149	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	149	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013 – Present	Consultant (May 2001 – Present).	149	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	October 2015 – Present	Retired.	149	None.
26

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 – Present	Retired.	149	None.
Director who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 46	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	149	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30. 2019.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Directors and is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

27

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
28

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	May 2013 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Managing Director and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2019 – Present). Formerly, Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – February 2019).
29

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

30

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163060         (0519-072519)

Annual Report
May 31, 2019
Voya Global Multi-Asset Fund
Classes A, C, I, O, R6 and W
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Riding the Market Seesaw
Dear Shareholder,
Over the one-year period covered by this report, the financial markets have delivered attractive performance potential but also obliged investors to confront high levels of uncertainty. For example, as of May 31, 2019, the S&P 500® Index was up 3.78% for the 12 months, down 6.35% for the month and up 10.74% year-to-date. Such market gyrations resulted from rising and falling tides of worry, as investors mulled a diminished global economic outlook, the effects of trade wars, slowing corporate earnings and rising political tensions in the Middle East.
With so many potentially disruptive factors in play, investors have switched rapidly between “risk-on” and “risk-off” sentiments, bidding up stocks when conditions seemed upbeat, then retreating into bonds when the next wave of worry came ashore. The result has been what we believe to be a contradictory set of market signals: higher bond prices indicating that investors see greater risk of an economic downturn, and higher stock prices signaling the belief that the current expansion will continue.
But the central banks still have the power to steer market sentiment, as we saw in late June. The European Central Bank vowed that if necessary, it would bolster the languishing euro zone economy with new rounds of policy intervention. The same week, the U.S. Federal Reserve Board signaled that, if warranted by the economic data, it would cut U.S. interest rates, perhaps as soon as July. These announcements underpinned investor sentiment and helped drive global stock market rallies late in the month.
Investors are quick to exit at the first sign of trouble, but also quick to return. How this all shakes out is anyone’s guess — it implies there are attractive investment opportunities out there, but also that we should continue to expect high levels of volatility, in our opinion. Just don’t let it throw you off course: remember that you’re investing for the long haul, and it’s usually inadvisable to abandon one’s long-term strategy for a short-term opportunity. Keep focused on your goals and don’t try to time market downturns or upturns. Change your strategy only if your long-term goals change; discuss any changes thoroughly with your financial advisor before taking action.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 25, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended May 31, 2019

Halfway through our fiscal year, global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvestment dividends, were down 0.42%, having slumped 6.80% in October. Markets were increasingly unnerved by an intensifying economic slowdown outside of the U.S., exacerbating existing concerns about a potential trade war between the U.S. and China. (The Index returned -0.29% for the year ended May 31, 2019, measured in U.S. dollars.)
Furthermore, the Federal Open Market Committee (“FOMC”) still seemed intent on raising interest rates, despite no apparent inflationary threat. In December, the FOMC raised rates for the fourth time in 2018, from 2.25% to 2.50%. Chairman Powell signaled two more increases in 2019, instead of a hoped-for pause. Was this a policy mistake in an already late-cycle economy, for which the boost from tax cuts and increased government spending would surely fade? The Index dropped another 7.86% in December.
Yet the equity investor who found this all too much and sold out near year-end would have missed a rebound as intense as it was unexpected through April, before more trade-related shocks sent the Index reeling again in May. For the fiscal year, global equities returned a slim 1.10%.
Two main factors drove the recovery. First, Chairman Powell changed his tune and said repeatedly that the FOMC would be “patient” as the economic data evolved. Secondly, on trade, the view emerged that, as far apart as the U.S. and China were on key issues, both were motivated to find some face-saving “deal”.
On perceived slowing global growth, there was little relief from most of the incoming data.
In continental Europe, the euro zone’s annual growth in gross domestic product (“GDP”) in the first quarter of 2019 was just 1.1%. The European Central Bank forecast that 1.1% was all that could be expected for 2019 as a whole. In the UK, Prime Minister May’s proposed Brexit deal was repeatedly defeated in parliament. She finally announced her resignation on May 24 with no deal in sight.
In Japan, the economy grew at 2.1% annualized in the first quarter. But it relied on a statistical quirk as imports fell sharply, signaling weakening demand. Meanwhile the closely watched index of business conditions showed the economy “worsening” for the first time in over six years.
China’s GDP grew at 6.6% in 2018 over 2017, the smallest advance in 28 years. The official target for 2019 was lowered to 6.0% from 6.5%. Manufacturing activity was contracting, while retail sales were growing at the slowest pace in 16 years.
In the U.S., GDP growth in the fourth quarter of 2018 fell to 2.2%, after 3.4% in the third. First quarter GDP growth surprised to the upside at 3.1%, although it was flattered by volatile inventory and trade elements. The employment situation remained strong, with the unemployment rate in April down to 3.6%. But more forward-looking indicators like purchasing managers’ indices were showing signs of weakness.
By early May, notwithstanding the tepid-to-mixed picture painted above, the path of least resistance for the Index still seemed upwards. This all changed on the first weekend when the President tweeted his intention to raise the existing 10% tariff on some $200 billion of imported Chinese goods to 25%. Trade negotiations with China had evidently broken down. On May 20, he blacklisted Chinese technology giant Huawei from buying hardware and software from U.S. companies and on the 31st, unexpectedly threatened tariffs on Mexican goods for reasons related to illegal immigration.
The Index fell 5.70% in May. All the concerns about the effect of trade conflicts on an already slowing global economy were now back in focus. The year ended with business channel CNBC reporting that the median forecast for U.S. GDP growth in the second quarter was just 1.6%.
In U.S. fixed income markets, the Treasury yield curve mostly fell and flattened over the year. It partially inverted in March, with the yield on the three-month bill greater than the yield on the ten-year note for the first time since 2007. This is thought by some to portend economic weakness, as it implies declining short-term rates. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 6.40%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 3.78% for the year, down 6.35% from the record set on April 30. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, 13% in the fourth, but were set to stall in early 2019. “Bond surrogate” real estate was the top performing sector, up 18.64%. Oil price-sensitive energy was weakest, down 20.05%.
In currencies, the dollar rose 4.85% against the euro and 5.37% against the pound, but slipped 0.39% against the yen. The dollar was on a rising trend against most currencies for the year. But the yen, which tends to be even more of a safe haven than the dollar, gained nearly 3% in May.
In international markets, the MSCI Japan® Index plunged 10.03% in the year, reflecting Japan’s own vulnerability to a trade war and the resilient yen. The MSCI Europe ex UK® Index barely moved, up 0.05%. However, this concealed wide differences, with auto companies vulnerable to trade frictions and banks to low interest rates, incurring large losses, while consumer staples held up better. The MSCI UK® Index fell 2.46%. As usual, a large contribution was made by a few heavily weighted constituents. In this case, the entire loss could be attributed to company-specific issues affecting British American Tobacco, Vodafone and Glencore.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond Index	The Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The US Corporate High Yield Index is a component of the US Universal and Global High Yield Indices. The index was created in 1986, with history backfilled to July 1, 1983.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Treasury 20+ Year Bond Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
Bloomberg Barclays U.S. Short Treasury 1-3 Month Index	The index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months.
FTSE EPRA Nareit Developed Index	The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
3

Benchmark Descriptions

Index	Description
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index	A total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.
S&P Target Risk® Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
4

Portfolio Managers’ Report	Voya Global Multi-Asset Fund

Target Allocations as of May 31, 2019 (percent of net assets)
Asset Class	Target(1)
U.S. Large-Capitalization Stocks	32.25%
U.S. Mid-Capitalization Stocks	4.00%
U.S. Small-Capitalization Stocks	2.00%
Non-U.S./International Stocks	22.00%
Emerging Markets	5.50%
Real Estate	5.00%
Domestic Core Bond	7.25%
Global Bond	10.00%
High Yield	4.00%
Bank Loans	6.00%
Cash	2.00%
Total	100%

(1)
Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change
Voya Global Multi-Asset Fund (the “Fund”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky, CFA, and Barbara Reinhard, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund is a fund-of-funds, which may invest in underlying funds and direct securities. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “target allocations”). Target allocations may be changed from time to time. The Fund’s strategic allocation benchmark, the Global Multi-Asset Fund Composite Index (“GMA Composite”)(1), reflects these target allocations.
Performance: For the year ended May 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of  -2.24% compared to the S&P Target Risk® Growth Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Russell 3000® Index and the GMA Composite, which returned 1.87%, 6.40%, -5.75%, 2.50% and 0.04%, respectively, during the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed both the S&P Target Risk® Growth Index and its strategic GMA Composite.
The GMA Composite trailed the S&P Target Risk® Growth Index primarily because the Composite held a higher allocation to non-U.S. equities at the expense of fixed income securities. Over the period the fixed income securities in the S&P Index outperformed non-U.S. equities by more than 12 percentage points. In addition, the Composite’s return on fixed income securities significantly lagged the corresponding return in the S&P Index. The Composite held allocations to underperforming fixed income sub-classes like bank loans, cash and non-U.S. bonds, the last of these suffering from the strengthening U.S. dollar. The S&P Index held mostly core U.S. bonds and its allocation to international bonds was hedged back to the U.S. dollar. Slowing international developed country growth, adverse impact from trade tensions and other geopolitical concerns weighed on non-U.S. equities. Emerging market stocks were particularly hard hit during the summer months as the U.S. dollar strengthened against major and emerging country currencies.
The Fund attempts to outperform the return of the GMA Composite through tactical asset allocation, i.e., deviating from the GMA Composite asset allocation over the short and medium term. Tactical asset allocation detracted from relative returns over the period. The primary drag on excess returns was an overweight to stocks and underweight to bonds. The majority of the losses came in the fourth quarter of 2018 and in May of 2019. Although stock returns were positive over the full one-year period, the Fund was more overweight during the risk-off periods than it was while markets were trending up. The largest contributor over the period was an underweight to non-U.S. equity versus U.S. equity.
The Fund also attempts to outperform the return of the GMA Composite through the selection underlying funds, which represent the various asset classes within the GMA Composite. Underlying fund selection detracted value over the period before fees and expenses. The underlying funds with the largest underperformance were Voya Multi-Manager Mid Cap Value Fund, Voya Mid Cap Opportunities Fund and Voya Multi-Manager International Factors Fund. The underlying Funds with the highest outperformance versus their asset class benchmarks were Voya Intermediate Bond Fund, Voya Large Cap Growth Fund and Voya U.S. High Dividend Low Volatility Fund.
The Fund utilizes derivatives including futures, currency forwards, and total return swaps, to execute some of its systematic tactical asset allocation strategies. These strategies are designed to be diversifying in nature and are employed within the Fund’s risk allocation guidelines. For the reporting period, systematic strategies, in aggregate, detracted from performance.
Current Strategy and Outlook: Some of the signs of economic strength that formed in the first few months of the year have started to slip. For example, the latest reading from the Markit U.S. Composite PMI, which hit its lowest level since May of 2016, is consistent with slowing but still positive GDP growth. Both the services and manufacturing components

5

Voya Global Multi-Asset Fund	Portfolio Managers’ Report

contributed to the decline. In addition, U.S. financial conditions have tightened back to levels last seen in January. The move has been driven by a combination of dollar strength, weaker equity markets and yield curve flatness. In aggregate, our indicators point to weaker U.S. economic growth in the second quarter. However, we still believe growth for the full year 2019 to be near trend growth.
We believe global and U.S. earnings revisions are turning up. We look for stabilization of the U.S. dollar, credit spreads and Chinese economic data as signals of improved market internals and sustainable future earnings growth. Much of this rests on the direction of monetary policy. The U.S. Federal Reserve Board (“Fed”) is currently on hold but the market is expected to price in a 25 basis point (0.25%) cut to the Fed Funds rate as early as July, depending on economic conditions. We believe the market is overestimating the probability of interest rate cuts in 2019 and feel the data is still uncertain about the direction of Fed policy. In our view, the unemployment rate does not fully capture resource capacity utilization and this has been reflected in stubbornly low core personal consumption expenditure deflator (core PCE) readings, which is the Fed’s preferred measure of inflation.
We continue to believe that although everyone loses in a trade war — tariffs create deadweight losses that reduce income on both sides — China cannot afford to lose the American consumer market, and therefore may prove to be more vulnerable. Thus, in our view, progress toward an agreement in the near-term is more likely than not, albeit less likely than it was a month ago. We also see scope for improvement in the European geopolitical backdrop following market unfriendly election outcomes in Italy and given Brexit concerns. Still, we are less optimistic on non-U.S. developed market equities than we are on U.S. equities, and maintain higher than baseline allocations to large-cap U.S. stocks at the expense of Europe, Australasia and Far East equity.

(1)
The GMA Composite is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of May 31, 2019, the Index allocation is approximately: 7.5% of the S&P 500® Index, 12.0% of the Bloomberg Barclays U.S. Aggregate Bond Index, 20.0% of the MSCI EAFE® Index, 9.0% of the MSCI Emerging Markets IndexSM, 7.25% of the Russell 1000® Growth Index, 12.25% of the Russell 1000® Value Index, 2.0% of the Russell 2000® Index, 4.0% of the Russell Midcap® Index, 7.0% of the Bloomberg Barclays Global Aggregate Index, 6.0% of the Bloomberg Barclays High Yield Bond Index, 6.0% of S&P/LSTA Leveraged Loan Index, 5.0% of the FTSE EPRA Nareit Developed Index, and 2.0% of the Bloomberg Barclays U.S. Short Treasury 1-3 Month Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
6

Portfolio Managers’ Report	Voya Global Multi-Asset Fund

Average Annual Total Returns for the Periods Ended May 31, 2019
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-7.88%	2.10%	6.59%
Class C(2)	-3.93%	2.53%	6.40%
Class I	-2.01%	3.56%	7.49%
Class O	-2.55%	3.24%	7.18%
Class R6(3)	-2.36%	3.37%	7.39%
Class W(4)	-2.00%	3.57%	7.44%
Excluding Sales Charge:
Class A	-2.24%	3.31%	7.22%
Class C	-2.99%	2.53%	6.40%
Class I	-2.01%	3.56%	7.49%
Class O	-2.55%	3.24%	7.18%
Class R6(3)	-2.36%	3.37%	7.39%
Class W(4)	-2.00%	3.57%	7.44%
S&P Target Risk® Growth Index	1.87%	5.18%	8.53%
Bloomberg Barclays U.S. Aggregate Bond Index	6.40%	2.70%	3.83%
MSCI EAFE® Index	-5.75%	1.27%	6.23%
Russell 3000® Index	2.50%	9.25%	13.93%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Multi-Asset Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on September 29, 2017. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(4)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

7

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2018 to May 31, 2019. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2019**	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2019**
Class A	$1,000.00	$1,011.50	0.58%	$2.91	$1,000.00	$1,022.04	0.58%	$2.92
Class C	1,000.00	1,007.80	1.33	6.66	1,000.00	1,018.30	1.33	6.69
Class I	1,000.00	1,012.50	0.33	1.66	1,000.00	1,023.29	0.33	1.66
Class O	1,000.00	1,011.10	0.58	2.91	1,000.00	1,022.04	0.58	2.92
Class R6	1,000.00	1,015.20	0.33	1.66	1,000.00	1,023.29	0.33	1.66
Class W	1,000.00	1,013.50	0.33	1.66	1,000.00	1,023.29	0.33	1.66

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Voya Series Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Global Multi-Asset Fund (the “Fund”), a series of Voya Series Fund, Inc., including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent, custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
July 25, 2019
9

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2019

ASSETS:
Investments in securities at fair value*	$32,084
Investments in affiliated underlying funds at fair value**	98,288,383
Investments in unaffiliated underlying funds at fair value***	36,317,869
Short-term investments at fair value****	509,232
Cash collateral for futures	1,803,582
Foreign cash collateral for futures*****	7,182
Receivables:
Fund shares sold	8,689
Dividends	1,724
Interest	134
Unrealized appreciation on forward foreign currency contracts	198,925
Prepaid expenses	30,958
Reimbursement due from manager	8,957
Other assets	22,228
Total assets	137,229,947
LIABILITIES:
Payable for fund shares redeemed	384,406
Payable to broker	607,000
Unrealized depreciation on forward foreign currency contracts	206,772
Payable for investment management fees	26,756
Payable for distribution and shareholder service fees	34,448
Payable for directors fees	731
Payable to directors under the deferred compensation plan (Note 6)	22,228
Other accrued expenses and liabilities	82,447
Total liabilities	1,364,788
NET ASSETS	$135,865,159
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$130,637,593
Total distributable earnings	5,227,566
NET ASSETS	$135,865,159
* Cost of investments in securities	$31,602
** Cost of investments in affiliated underlying funds	$95,150,699
*** Cost of investments in unaffiliated underlying funds	$37,035,195
**** Cost of short-term investments	$509,232
***** Cost of foreign cash collateral for futures	$6,929
See Accompanying Notes to Financial Statements
10

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2019 (continued)

Class A
Net assets	$111,043,611
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	9,985,828
Net asset value and redemption price per share†	$11.12
Maximum offering price per share (5.75%)(1)	$11.80
Class C
Net assets	$11,076,365
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	987,189
Net asset value and redemption price per share†	$11.22
Class I
Net assets	$11,885,404
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,050,893
Net asset value and redemption price per share	$11.31
Class O
Net assets	$1,738,966
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	157,571
Net asset value and redemption price per share	$11.04
Class R6
Net assets	$3,050
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	269
Net asset value and redemption price per share	$11.35
Class W
Net assets	$117,763
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	10,426
Net asset value and redemption price per share	$11.30

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
11

STATEMENT OF OPERATIONS for the Year Ended May 31, 2019

INVESTMENT INCOME:
Interest	$17,637
Dividends from affiliated underlying funds	2,058,574
Dividends from unaffiliated underlying funds	1,057,970
Total investment income	3,134,181
EXPENSES:
Investment management fees	389,610
Distribution and shareholder service fees:
Class A	241,543
Class C	134,233
Class O	58,439
Transfer agent fees:
Class A	119,953
Class C	16,728
Class I	12,805
Class O	27,571
Class R6	28
Class W	121
Shareholder reporting expense	33,765
Registration fees	96,043
Professional fees	39,055
Custody and accounting expense	27,340
Directors fees	5,847
Miscellaneous expense	25,041
Interest expense	1,792
Total expenses	1,229,914
Waived and reimbursed fees	(310,457)
Net expenses	919,457
Net investment income	2,214,724
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	76,738
Sale of affiliated underlying funds	1,171,880
Sale of unaffiliated underlying funds	3,059,101
Capital gain distributions from affiliated underlying funds	3,153,503
Forward foreign currency contracts	(391,605)
Foreign currency related transactions	140,936
Futures	876,991
Swaps	(145,824)
Net realized gain	7,941,720
Net change in unrealized appreciation (depreciation) on:
Investments	(515)
Affiliated underlying funds	(9,501,890)
Unaffiliated underlying funds	(4,015,523)
Forward foreign currency contracts	51,681
Foreign currency related transactions	2,091
Futures	(176,790)
Net change in unrealized appreciation (depreciation)	(13,640,946)
Net realized and unrealized loss	(5,699,226)
Decrease in net assets resulting from operations	$(3,484,502)
See Accompanying Notes to Financial Statements
12

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM OPERATIONS:
Net investment income	$2,214,724	$2,753,838
Net realized gain	7,941,720	9,586,981
Net change in unrealized appreciation (depreciation)	(13,640,946)	1,501,062
Increase (decrease) in net assets resulting from operations	(3,484,502)	13,841,881
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(5,048,977)	(1,868,649)
Class C	(451,007)	(280,010)
Class I	(547,635)	(408,455)
Class O	(74,920)	(1,651,092)
Class R6	(99)	(90)
Class W	(4,118)	(2,538)
Total distributions	(6,126,756)	(4,210,834)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	58,060,862	9,885,873
Reinvestment of distributions	5,715,446	2,299,983
	63,776,308	12,185,856
Cost of shares redeemed	(77,093,884)	(20,184,724)
Net decrease in net assets resulting from capital share transactions	(13,317,576)	(7,998,868)
Net increase (decrease) in net assets	(22,928,834)	1,632,179
NET ASSETS:
Beginning of year or period	158,793,993	157,161,814
End of year or period	$135,865,159	$158,793,993

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements
13

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-19	11.93	0.19•	(0.49)	(0.30)	0.26	0.25	—	0.51	—	11.12	(2.24)	0.80	0.58	0.58	1.69	111,044	118
05-31-18	11.24	0.22	0.79	1.01	0.32	—	—	0.32	—	11.93	8.99	0.87	0.52	0.52	1.76	69,448	78
05-31-17	10.33	0.22	0.88	1.10	0.19	—	—	0.19	—	11.24	10.83	0.85	0.52	0.52	2.01	69,235	102
05-31-16	10.83	0.13	(0.47)	(0.34)	0.16	—	—	0.16	—	10.33	(3.10)	0.80	0.45	0.45	1.22	67,601	65
05-31-15	10.82	0.14•	0.16	0.30	0.29	—	—	0.29	—	10.83	2.86	0.71	0.38	0.38	1.33	86,884	38
Class C
05-31-19	12.00	0.10	(0.49)	(0.39)	0.14	0.25	—	0.39	—	11.22	(2.99)	1.55	1.33	1.33	0.83	11,076	118
05-31-18	11.29	0.12	0.80	0.92	0.21	—	—	0.21	—	12.00	8.18	1.62	1.27	1.27	1.01	15,241	78
05-31-17	10.37	0.14•	0.89	1.03	0.11	—	—	0.11	—	11.29	10.00	1.60	1.27	1.27	1.26	15,758	102
05-31-16	10.87	0.05	(0.47)	(0.42)	0.08	—	—	0.08	—	10.37	(3.86)	1.55	1.20	1.20	0.48	21,959	65
05-31-15	10.86	0.06	0.16	0.22	0.21	—	—	0.21	—	10.87	2.09	1.46	1.13	1.13	0.60	26,229	38
Class I
05-31-19	12.11	0.22	(0.50)	(0.28)	0.27	0.25	—	0.52	—	11.31	(2.01)	0.53	0.33	0.33	1.82	11,885	118
05-31-18	11.40	0.24	0.82	1.06	0.35	—	—	0.35	—	12.11	9.31	0.56	0.27	0.27	2.03	13,541	78
05-31-17	10.48	0.25	0.89	1.14	0.22	—	—	0.22	—	11.40	11.06	0.53	0.27	0.27	2.26	13,077	102
05-31-16	10.99	0.16	(0.48)	(0.32)	0.19	—	—	0.19	—	10.48	(2.88)	0.47	0.20	0.20	1.46	12,623	65
05-31-15	10.98	0.18	0.15	0.33	0.32	—	—	0.32	—	10.99	3.09	0.42	0.13	0.13	1.59	14,705	38
Class O
05-31-19	11.86	0.12•	(0.46)	(0.34)	0.23	0.25	—	0.48	—	11.04	(2.55)	0.80	0.58	0.58	1.02	1,739	118
05-31-18	11.17	0.21	0.80	1.01	0.32	—	—	0.32	—	11.86	9.06	0.87	0.52	0.52	1.76	60,484	78
05-31-17	10.27	0.22	0.88	1.10	0.20	—	—	0.20	—	11.17	10.82	0.85	0.52	0.52	2.01	58,988	102
05-31-16	10.77	0.13	(0.47)	(0.34)	0.16	—	—	0.16	—	10.27	(3.10)	0.80	0.45	0.45	1.21	57,455	65
05-31-15	10.77	0.15	0.14	0.29	0.29	—	—	0.29	—	10.77	2.79	0.71	0.38	0.38	1.34	62,183	38
Class R6
05-31-19	12.04	0.21	(0.52)	(0.31)	0.13	0.25	—	0.38	—	11.35	(2.36)	1.34	0.33	0.33	1.81	3	118
09-29-17(5) - 05-31-18	11.90	0.19•	0.31	0.50	0.36	—	—	0.36	—	12.04	4.16	1.09	0.27	0.27	2.30	3	78
Class W
05-31-19	12.10	0.22	(0.50)	(0.28)	0.27	0.25	—	0.52	—	11.30	(2.00)	0.55	0.33	0.33	1.77	118	118
05-31-18	11.39	0.23•	0.83	1.06	0.35	—	—	0.35	—	12.10	9.29	0.62	0.27	0.27	1.91	78	78
05-31-17	10.48	0.23	0.91	1.14	0.23	—	—	0.23	—	11.39	11.05	0.60	0.27	0.27	2.24	104	102
05-31-16	10.98	0.16•	(0.47)	(0.31)	0.19	—	—	0.19	—	10.48	(2.76)	0.55	0.20	0.20	1.58	48	65
05-31-15	10.98	0.04•	0.28	0.32	0.32	—	—	0.32	—	10.98	3.05	0.46	0.13	0.13	0.40	91	38

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

See Accompanying Notes to Financial Statements
14

Financial Highlights (continued)

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of Underlying Funds.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series that comprise the Company. The series included in this report is Voya Global Multi-Asset Fund (“Global Multi-Asset” or the “Fund”), a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class O, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments. The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from affiliated Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.
Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables, resulting from changes in the exchange rate.
D. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment strategies permit the
Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of May 31, 2019, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $198,925 which represents the gross payments to be received by the Fund on open forward foreign currency contracts were they to be unwound as of May 31, 2019. As of May 31, 2019, there was no collateral received by the Fund from any counterparty.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
As of May 31, 2019, the Fund had a liability position of $206,772 on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of May 31, 2019, the Fund could have been required to pay this amount in cash to its counterparties. As of May 31, 2019, the Fund had not pledged any cash collateral for its open OTC derivatives transactions.
E. Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.
During the year ended May 31, 2019, the Fund had an average contract amount on forward foreign currency contracts to buy and sell of  $7,237,478 and $7,197,156, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at May 31, 2019.
The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2019, the Fund had purchased and sold futures contracts on various equity indices and U.S. Treasuries as part of its tactical asset allocation strategies. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2019, the Fund had average notional values on futures contracts purchased and sold of  $16,287,407 and $16,222,674, respectively. Please refer to the table within the Portfolio of Investments for open futures contracts at May 31, 2019.

20

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statement of Operations. Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Total Return Swap Contracts. A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Risks of total return swaps include credit, liquidity and market risks.
For the year ended May 31, 2019, the Fund entered into total return swaps on equity indices. For the year ended May 31, 2019, the Fund had an average notional amount of $24,398,497 on total return swaps. There were no open total return swaps at May 31, 2019.
G. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in

21

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2019, the cost of purchases and the proceeds from the sales of investments, excluding short-term securities, were as follows:
Purchases	Sales
$170,851,545	$186,830,923
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to (1) 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds; (2) 0.900% on the first $500 million; 0.875% on the next $500 million; 0.850% on the next $500 million; 0.825% on the next $500 million; and 0.800%
thereafter of the Fund’s average daily net assets invested in direct investments; and (3) 0.40% of the Fund’s average daily net assets invested in other investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund, except Class I, Class R6 and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C	Class O
0.25%	1.00%	0.25%
The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2019, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$2,221	$—
Contingent Deferred Sales Charges:	11	383
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2019, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Fund.

22

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 —  EXPENSE LIMITATION AGREEMENT
Voya Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Class A(1)	Class C(1)	Class I(1)	Class O(1)	Class R6(1)	Class W(1)
1.15%	1.90%	0.90%	1.15%	0.90%	0.90%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
May 31,			Total
2020	2021	2022
$364,206	$451,892	$279,379	$1,095,477
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2019, are as follows:
	May 31,
	2020	2021	2022	Total
Class A	$46,085	$42,238	$8,082	$96,405
Class C	14,625	9,462	3,132	27,219
Class O	39,389	36,659	13,846	89,894
Class R6	—	—	25	25
Class W	50	63	22	135
The Expense Limitation Agreement is contractual through October 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 17, 2019, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.

23

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 8 — LINE OF CREDIT (continued)

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the year ended May 31, 2019 as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
3	$6,196,667	3.42%

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
5/31/2019	4,854,154	—	448,440	(1,135,697)	—	4,166,897	56,437,978	—	4,677,231	(13,003,642)	—	48,111,567
5/31/2018	272,888	—	133,190	(747,710)	—	(341,632)	3,251,340	—	1,594,284	(8,871,373)	—	(4,025,749)
Class C
5/31/2019	43,285	—	41,466	(367,229)	—	(282,478)	495,359	—	437,879	(4,223,237)	—	(3,289,999)
5/31/2018	80,252	—	22,516	(229,249)	—	(126,481)	958,856	—	271,991	(2,714,828)	—	(1,483,981)
Class I
5/31/2019	45,724	—	49,275	(161,894)	—	(66,895)	541,058	—	522,314	(1,904,511)	—	(841,139)
5/31/2018	92,853	—	31,130	(153,136)	—	(29,153)	1,116,809	—	377,922	(1,850,724)	—	(355,993)
Class O
5/31/2019	42,624	—	7,117	(4,991,494)	—	(4,941,753)	509,851	—	73,806	(57,929,103)	—	(57,345,446)
5/31/2018	364,947	—	4,467	(550,435)	—	(181,021)	4,343,305	—	53,158	(6,500,531)	—	(2,104,068)
Class R6
5/31/2019	—	—	9	—	—	9	—	—	98	—	—	98
9/29/2017(1) - 5/31/2018	252	—	8	—*	—	260	3,000	—	90	—*	—	3,090
Class W
5/31/2019	6,427	—	389	(2,831)	—	3,985	76,616	—	4,118	(33,391)	—	47,343
5/31/2018	17,899	—	209	(20,779)	—	(2,671)	212,563	—	2,538	(247,268)	—	(32,167)

(1)
Commencement of operations.

(2)
Amount is less than 0.50 or $0.50.

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transaction and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2019		Year Ended May 31, 2018
Ordinary Income	Long-term Capital Gains	Ordinary Income
$4,178,917	$1,947,839	$4,210,834
The tax-basis components of distributable earnings as of May 31, 2019 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)
$13,896	$5,782,475	$(923,068)	$390,937

24

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

At May 31, 2019, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2019, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended May 31, 2018 were as follows:
Distributions from net investment income:
Class A	$(1,868,649)
Class C	(280,010)
Class I	(408,455)
Class O	(1,651,092)
Class R6	(90)
Class W	(2,538)
$(4,210,834)
Undistributed net investment income at end of year	$654,879
NOTE 11 — SUBSEQUENT EVENTS
Reorganization: On or about November 8, 2019, the Fund will be reorganized (the “Reorganization”) into a newly-created, corresponding series of Voya Equity Trust (the “Surviving Fund”). As a result of the Reorganization, each shareholder of the Fund will receive shares of the Surviving Fund of equal value. The purpose of the Reorganization is to facilitate certain share class conversions and a share class conversion feature. The Surviving Fund has been organized expressly for the purpose of succeeding the Fund. The Surviving Fund will have substantially the same investment strategy and policies as those of the Fund. In addition, the respective share classes of the Surviving Fund will assume the performance, financial and other historical information of the Fund. The Reorganization will be tax-free for U.S. federal income tax purposes.
Class conversion: On May 23, 2019, the Board approved the conversion for the Fund’s Class O shares to Class A shares. Beginning on or about the close of business on November 22, 2019, all outstanding Class O shares of the Fund will be converted to Class A shares.
On May 23, 2019, the Board approved the conversion for the Fund’s Class C shares to Class A shares. Beginning on or about January 2, 2020, all outstanding Class C shares of the Fund will automatically convert to Class A shares of the Fund after they have been held for a ten-year holding period.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

25

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2019

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 26.7%
23,231		iShares 20+ Year Treasury Bond ETF	$3,062,543	2.2
36,255		iShares Core S&P 500 ETF	10,053,511	7.4
60,992		Vanguard Global ex-U.S. Real Estate ETF	3,504,600	2.6
41,590		Vanguard Real Estate ETF	3,613,755	2.7
43,825		Vanguard Russell 1000 Growth ETF	6,674,548	4.9
90,288		Vanguard Value ETF	9,408,912	6.9
		Total Exchange-Traded Funds (Cost $37,035,195)	36,317,869	26.7
MUTUAL FUNDS: 72.4%
		Affiliated Investment Companies: 72.4%
876,851		Voya Floating Rate Fund - Class I	8,435,303	6.2
1,492,353		Voya Global Bond Fund - Class R6	14,266,890	10.5
723,962		Voya High Yield Bond Fund - Class R6	5,661,383	4.2
635,319		Voya Intermediate Bond Fund - Class R6	6,454,841	4.8
70,887		Voya Large-Cap Growth Fund - Class R6	3,031,115	2.2
119,351	(1)	Voya MidCap Opportunities Fund - Class R6	2,749,855	2.0
1,041,001		Voya Multi-Manager Emerging Markets Equity Fund - Class I	11,815,367	8.7
1,125,768		Voya Multi-Manager International Equity Fund - Class I	12,034,461	8.9
1,655,605		Voya Multi-Manager International Factors Fund - Class I	14,933,560	11.0
283,413		Voya Multi-Manager Mid Cap Value Fund - Class I	2,624,403	1.9
199,769		Voya Small Company Fund - Class R6	2,622,965	1.9
632,648		Voya Strategic Income Opportunities Fund Class R6	6,490,969	4.8
630,922		Voya U.S. High Dividend Low Volatility Fund - Class I	7,167,271	5.3
		Total Mutual Funds (Cost $95,150,699)	98,288,383	72.4
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 0.0%
		Other Asset-Backed Securities: 0.0%
2,517		Chase Funding Trust Series 2003-5 2A2, 3.030%, (US0001M + 0.600%), 07/25/2033	$2,478	0.0
29,085	(2)(3)	Credit-Based Asset Servicing and Securitization LLC 2007-SP1 A4, 5.483%, 12/25/2037	29,606	0.0
		Total Asset-Backed Securities (Cost $31,602)	32,084	0.0
		Total Long-Term Investments (Cost $132,217,496)	134,638,336	99.1

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
		Mutual Funds: 0.4%
509,232	(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.300% (Cost $509,232)	509,232	0.4
		Total Short-Term Investments (Cost $509,232)	509,232	0.4
		Total Investments in Securities (Cost $132,726,728)	$135,147,568	99.5
		Assets in Excess of Other Liabilities	717,591	0.5
		Net Assets	$135,865,159	100.0
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Variable rate security. Rate shown is the rate in effect as of May 31, 2019.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
Rate shown is the 7-day yield as of May 31, 2019.

Reference Rate Abbreviations:
US0001M       1-month LIBOR

See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$36,317,869	$—	$—	$36,317,869
Mutual Funds	98,288,383	—	—	98,288,383
Asset-Backed Securities	—	32,084	—	32,084
Short-Term Investments	509,232	—	—	509,232
Total Investments, at fair value	$135,115,484	$32,084	$—	$135,147,568
Other Financial Instruments+
Forward Foreign Currency Contracts	—	198,925	—	198,925
Futures	539,911	—	—	539,911
Total Assets	$135,655,395	$231,009	$—	$135,886,404
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(206,772)	$—	$(206,772)
Futures	(704,151)	—	—	(704,151)
Total Liabilities	$(704,151)	$(206,772)	$—	$(910,923)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At May 31, 2019, the following forward foreign currency contracts were outstanding for Voya Global Multi-Asset Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 2,931,446	EUR 2,600,000	Bank of America N.A.	06/05/19	$26,584
NOK 25,100,000	USD 2,907,871	Bank of America N.A.	06/05/19	(39,745)
USD 3,131,505	CAD 4,200,000	Bank of America N.A.	06/05/19	23,995
USD 2,797,736	SGD 3,800,000	Bank of America N.A.	06/06/19	31,408
NZD 3,800,000	USD 2,527,915	BNP Paribas	06/05/19	(41,891)
USD 4,671,461	JPY 518,300,000	Brown Brothers Harriman & Co.	06/05/19	(111,851)
CHF 2,000,000	USD 1,978,733	Morgan Stanley Capital Services LLC	06/05/19	18,970
SEK 86,900,000	USD 9,174,495	Morgan Stanley Capital Services LLC	06/05/19	(13,285)
USD 2,753,045	GBP 2,100,000	Morgan Stanley Capital Services LLC	06/05/19	97,968
				$(7,847)
See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2019 (continued)

At May 31, 2019, the following futures contracts were outstanding for Voya Global Multi-Asset Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
EURO STOXX 50® Index	202	06/21/19	$7,390,547	$(392,701)
S&P 500® E-Mini	50	06/21/19	6,881,500	(263,525)
U.S. Treasury Ultra Long Bond	16	09/19/19	2,812,500	43,308
			$17,084,547	$(612,918)
Short Contracts:
Mini MSCI Emerging Markets Index	(92)	06/21/19	(4,600,920)	254,431
Tokyo Price Index (TOPIX)	(33)	06/13/19	(4,586,167)	242,172
U.S. Treasury 10-Year Note	(22)	09/19/19	(2,788,500)	(18,574)
U.S. Treasury 5-Year Note	(46)	09/30/19	(5,398,891)	(29,351)
			$(17,374,478)	$448,678
Currency Abbreviations
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – EU Euro
GBP – British Pound
JPY – Japanese Yen
NOK – Norwegian Krone
NZD – New Zealand Dollar
SEK – Swedish Krona
SGD – Singapore Dollar
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$496,603
Interest rate contracts	Net Assets — Unrealized appreciation*	43,308
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	198,925
Total Asset Derivatives		$738,836
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$656,226
Interest rate contracts	Net Assets — Unrealized depreciation*	47,925
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	206,772
Total Liability Derivatives		$910,923

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2019 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$(391,605)	$—	$—	$(391,605)
Equity contracts	—	892,914	(145,824)	747,090
Interest rate contracts	—	(15,923)	—	(15,923)
Total	$(391,605)	$876,991	$(145,824)	$339,562
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$51,681	$—	$—	$51,681
Equity contracts	—	(172,173)	—	(172,173)
Interest rate contracts	—	(4,617)		(4,617)
Total	$51,681	$(176,790)	$—	$(125,109)
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at May 31, 2019:
	Bank of America N.A.	BNP Paribas	Brown Brothers Harriman & Co.	Morgan Stanley Capital Services LLC	Totals
Assets:
Forward foreign currency contracts	$81,987	$—	$—	$116,938	$198,925
Total Assets	$81,987	$—	$—	$116,938	$198,925
Liabilities:
Forward foreign currency contracts	$39,745	$41,891	$111,851	$13,285	$206,772
Total Liabilities	$39,745	$41,891	$111,851	$13,285	$206,772
Net OTC derivative instruments by counterparty, at fair value	$42,242	$(41,891)	$(111,851)	$103,653	$(7,847)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$42,242	$(41,891)	$(111,851)	$103,653	$(7,847)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended May 31, 2019, where the following issuers were considered an affiliate:
See Accompanying Notes to Financial Statements
29

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2019 (continued)

Issuer	Beginning Fair Value at 5/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/19	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$12,807,508	$624,757	$(4,943,623)	$(53,339)	$8,435,303	$549,470	$(217,673)	$—
Voya Global Bond Fund - Class R6	4,766,765	10,325,811	(1,000,565)	174,879	14,266,890	69,992	43,840	3
Voya High Yield Bond Fund - Class R6	9,666,253	5,801,887	(9,077,956)	(728,801)	5,661,383	94,787	660,699	—
Voya Intermediate Bond Fund - Class R6	8,793,546	7,062,454	(9,834,728)	433,569	6,454,841	397,188	(130,104)	—
Voya Large Cap Value Fund - Class R6	3,169,483	286,493	(2,524,051)	(931,925)	—	53,880	844,335	223,943
Voya Large-Cap Growth Fund - Class R6	2,460,276	1,215,700	(559,757)	(85,104)	3,031,115	9,725	58,237	125,259
Voya MidCap Opportunities Fund - Class R6	4,097,134	789,123	(1,238,799)	(897,603)	2,749,855	—	503,900	533,929
Voya Multi-Manager Emerging Markets Equity Fund - Class I	13,275,602	2,385,073	(2,643,765)	(1,201,543)	11,815,367	115,169	(330,374)	—
Voya Multi-Manager International Equity Fund - Class I	19,144,217	1,655,647	(6,321,999)	(2,443,404)	12,034,461	234,814	405,868	664,580
Voya Multi-Manager International Factors Fund - Class I	19,056,104	1,808,113	(3,655,563)	(2,275,094)	14,933,560	454,076	(381,940)	686,780
Voya Multi-Manager Mid Cap Value Fund - Class I	4,080,430	781,603	(1,766,268)	(471,362)	2,624,403	40,182	(308,918)	498,410
Voya Small Company Fund - Class R6	3,257,834	699,770	(602,754)	(731,885)	2,622,965	7,320	23,838	420,599
Voya Strategic Income Opportunities Fund Class R6	—	6,472,451	(12,974)	31,492	6,490,969	31,971	25	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	7,513,894	(24,853)	(321,770)	7,167,271	—	147	—
	$104,575,152	$47,422,776	$(44,207,655)	$(9,501,890)	$98,288,383	$2,058,574	$1,171,880	$3,153,503
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At May 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $134,591,726.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$5,387,913
Gross Unrealized Depreciation	(4,996,976)
Net Unrealized Appreciation	$390,937
See Accompanying Notes to Financial Statements
30

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2019 were as follows:
Fund Name	Type	Per Share Amount
Voya Global Multi-Asset Fund
Class A	NII	$0.2554
Class C	NII	$0.1427
Class I	NII	$0.2682
Class O	NII	$0.2329
Class R6	NII	$0.1257
Class W	NII	$0.2696
All Classes	STCG	$0.0945
All Classes	LTCG	$0.1586

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2019, 18.24% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2019, 43.59% of ordinary distributions paid by the Fund are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 38.26% of net investment income distributions as interest-related dividends.
The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
The Fund designates $1,947,839 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
The Fund designates $1,118 as Section 199A dividends.
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended May 31, 2019:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$114,137	$0.0093	24.80%

*
The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
31

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	149	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	149	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	149	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	149	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	December 2007 – Present	Retired.	149	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	149	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013 – Present	Consultant (May 2001 – Present).	149	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	October 2015 – Present	Retired.	149	None.
32

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 – Present	Retired.	149	None.
Director who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 46	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	149	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30. 2019.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Directors and is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

33

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
34

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	May 2013 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Managing Director and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2019 – Present). Formerly, Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – February 2019).
35

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

36

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163055         (0519-072519)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Martin J. Gavin, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $87,795 for the year ended May 31, 2019 and $87,795 for the year ended May 31, 2018.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended May 31, 2019 and $10,800 for the year ended May 31, 2018.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $33,900 for the year ended May 31, 2019 and $33,900 for the year ended May 31, 2018. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $624 for the year ended May 31, 2019 and $0 for the year ended May 31, 2018.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2018

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee [1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed
$5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee [2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year- end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre- Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	√	√	Not to exceed $5,700 per Fund during the Pre-
Approval
Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.			Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:     January 1, 2019 to December 31, 2019

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended May 31, 2019 and May 31, 2018; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2019	2018
Voya Series Fund, Inc.	$34,524	$44,700
Voya Investments, LLC (1)	$55,200	$77,700

(1)	Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Voya Series Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Corporate Leaders® 100 Fund, Voya Mid Cap Research Enhanced Index Fund, and Voya Small Company Fund (collectively, the Funds), each a series of Voya Series Fund, Inc., including the summary portfolios of investments, as of May 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the financial statements), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of May 31, 2019 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2019, the results of its operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

July 25, 2019

Voya Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Communication Services: 8.5%
6,852	(1)	Alphabet, Inc. - Class C	7,562,073	1.0
258,171		AT&T, Inc.	7,894,869	1.0
22,688	(1)	Charter Communications, Inc.	8,548,838	1.1
198,068		Comcast Corp. – Class A	8,120,788	1.1
48,359	(1)	Facebook, Inc. - Class A	8,582,272	1.1
22,577	(1)	Netflix, Inc.	7,750,233	1.0
135,509		Verizon Communications, Inc.	7,364,914	1.0
72,314		Walt Disney Co.	9,548,340	1.2
			65,372,327	8.5

		Consumer Discretionary: 10.1%
4,514	(1)	Amazon.com, Inc.	8,012,666	1.0
4,630	(1)	Booking Holdings, Inc.	7,668,299	1.0
912,866		Ford Motor Co.	8,690,484	1.1
216,025		General Motors Co.	7,202,273	0.9
42,124		Home Depot, Inc.	7,997,241	1.0
73,876		Lowe's Cos, Inc.	6,891,153	0.9
42,273		McDonald's Corp.	8,381,468	1.1
95,263		Nike, Inc.	7,348,588	1.0
108,246		Starbucks Corp.	8,233,191	1.1
99,675		Target Corp.	8,018,854	1.0
			78,444,217	10.1

		Consumer Staples: 10.9%
141,197		Altria Group, Inc.	6,927,125	0.9
171,874		Coca-Cola Co.	8,444,170	1.1
118,835		Colgate-Palmolive Co.	8,273,293	1.1
33,190		Costco Wholesale Corp.	7,951,660	1.0
243,414		Kraft Heinz Co.	6,730,397	0.9
162,227		Mondelez International, Inc.	8,249,243	1.0
65,708		PepsiCo, Inc.	8,410,624	1.1
91,726		Philip Morris International, Inc.	7,074,826	0.9
77,314		Procter & Gamble Co.	7,956,384	1.0
128,075		Walgreens Boots Alliance, Inc.	6,319,220	0.8
82,425		Walmart, Inc.	8,361,192	1.1
			84,698,134	10.9

		Energy: 5.4%
65,078		Chevron Corp.	7,409,130	1.0
118,817		ConocoPhillips	7,005,450	0.9
99,156		Exxon Mobil Corp.	7,017,270	0.9
401,298		Kinder Morgan, Inc.	8,005,895	1.0
120,263		Occidental Petroleum Corp.	5,985,490	0.8
183,537		Schlumberger Ltd.	6,366,899	0.8
			41,790,134	5.4

		Financials: 15.6%
85,224		Allstate Corp.	8,139,744	1.1
73,341		American Express Co.	8,412,946	1.1
185,751		American International Group, Inc.	9,486,304	1.2
292,934		Bank of America Corp.	7,792,044	1.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
158,878		Bank of New York Mellon Corp.	6,782,502	0.9
39,899	(1)	Berkshire Hathaway, Inc. – Class B	7,876,861	1.0
18,839		BlackRock, Inc.	7,828,735	1.0
98,887		Capital One Financial Corp.	8,491,427	1.1
129,169		Citigroup, Inc.	8,027,853	1.0
41,876		Goldman Sachs Group, Inc.	7,641,951	1.0
79,495		JPMorgan Chase & Co.	8,423,290	1.1
188,507		Metlife, Inc.	8,710,909	1.1
190,935		Morgan Stanley	7,769,145	1.0
166,650		US Bancorp	8,365,830	1.1
163,085		Wells Fargo & Co.	7,236,081	0.9
			120,985,622	15.6

		Health Care: 15.9%
100,779		Abbott Laboratories	7,672,305	1.0
100,123		AbbVie, Inc.	7,680,435	1.0
54,513		Allergan plc	6,645,680	0.9
42,664		Amgen, Inc.	7,112,089	0.9
34,387	(1)	Biogen, Inc.	7,540,725	1.0
167,347		Bristol-Myers Squibb Co.	7,592,533	1.0
91,548	(1)	Celgene Corp.	8,586,287	1.1
150,035		CVS Health Corp.	7,857,333	1.0
61,659		Danaher Corp.	8,139,605	1.0
62,085		Eli Lilly & Co.	7,198,135	0.9
125,701		Gilead Sciences, Inc.	7,824,887	1.0
57,646		Johnson & Johnson	7,560,273	1.0
88,994		Medtronic PLC	8,239,065	1.1
96,888		Merck & Co., Inc.	7,674,498	1.0
189,309		Pfizer, Inc.	7,860,110	1.0
33,051		UnitedHealth Group, Inc.	7,991,732	1.0
			123,175,692	15.9

		Industrials: 12.7%
38,393		3M Co.	6,133,282	0.8
21,381		Boeing Co.	7,303,963	0.9
60,481		Caterpillar, Inc.	7,246,229	0.9
118,501		Emerson Electric Co.	7,138,500	0.9
45,002		FedEx Corp.	6,942,909	0.9
47,722		General Dynamics Corp.	7,674,652	1.0
809,486		General Electric Co.	7,641,548	1.0
50,497		Honeywell International, Inc.	8,297,162	1.1
27,084		Lockheed Martin Corp.	9,169,017	1.2
44,241		Raytheon Co.	7,720,055	1.0
48,462		Union Pacific Corp.	8,082,492	1.1
72,583		United Parcel Service, Inc. - Class B	6,744,412	0.9
62,904		United Technologies Corp.	7,944,775	1.0
			98,038,996	12.7

		Information Technology: 13.9%
45,717		Accenture PLC	8,140,826	1.0
30,379	(1)	Adobe, Inc.	8,229,671	1.1
42,423		Apple, Inc.	7,426,995	1.0
150,035		Cisco Systems, Inc.	7,806,321	1.0
150,742		Intel Corp.	6,638,678	0.9
57,218		International Business Machines Corp.	7,266,114	0.9

See Accompanying Notes to Financial Statements

1

Voya Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
34,088	Mastercard, Inc. - Class A	8,572,791	1.1
68,467	Microsoft Corp.	8,467,998	1.1
45,167	Nvidia Corp.	6,118,322	0.8
150,515	Oracle Corp.	7,616,059	1.0
77,084	(1) PayPal Holdings, Inc.	8,459,969	1.1
95,507	Qualcomm, Inc.	6,381,778	0.8
76,312	Texas Instruments, Inc.	7,960,105	1.0
51,761	Visa, Inc. - Class A	8,350,602	1.1
		107,436,229	13.9

	Materials: 1.8%
147,849	Dow, Inc.	6,913,419	0.9
229,153	DowDuPont, Inc.	6,993,750	0.9
		13,907,169	1.8

	Real Estate: 0.9%
43,662	Simon Property Group, Inc.	7,077,174	0.9

	Utilities: 4.1%
89,572	Duke Energy Corp.	7,668,259	1.0
160,890	Exelon Corp.	7,735,591	1.0
41,715	NextEra Energy, Inc.	8,268,330	1.0
155,908	Southern Co.	8,341,078	1.1
		32,013,258	4.1

	Total Common Stock
	(Cost $493,914,031)	772,938,952	99.8

SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
1,077,000	(2) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280%
	(Cost $1,077,000)	1,077,000	0.1

	Total Short-Term Investments
	(Cost $1,077,000)	1,077,000	0.1

	Total Investments in Securities (Cost $494,991,031)	$774,015,952	99.9
	Assets in Excess of Other Liabilities	1,132,736	0.1
	Net Assets	$775,148,688	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of May 31, 2019.

See Accompanying Notes to Financial Statements

2

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 93.3%
		Communication Services: 2.6%
230,819	(1)	Gray Television, Inc.	3,977,012	0.8
202,496	(1)	Imax Corp.	4,406,313	0.9
364,848	(1)	Vonage Holdings Corp.	4,319,800	0.9
			12,703,125	2.6

		Consumer Discretionary: 8.7%
97,439		American Eagle Outfitters, Inc.	1,695,439	0.3
82,403		BJ's Restaurants, Inc.	3,451,862	0.7
276,159		Callaway Golf Co.	4,059,537	0.8
34,615		Childrens Place, Inc./The	3,207,426	0.7
117,961		Dana, Inc.	1,721,051	0.4
255,043		Extended Stay America, Inc.	4,371,437	0.9
26,701	(1)	Five Below, Inc.	3,437,220	0.7
31,950	(1)	Helen of Troy Ltd.	4,268,839	0.9
54,849		Jack in the Box, Inc.	4,563,437	0.9
108,883		La-Z-Boy, Inc.	3,504,944	0.7
37,448		Marriott Vacations Worldwide Corp.	3,366,575	0.7
87,189		Red Rock Resorts, Inc.	1,820,506	0.4
37,635	(1)	TopBuild Corp.	2,983,326	0.6
			42,451,599	8.7

		Consumer Staples: 4.4%
208,658	(1)	BJ's Wholesale Club Holdings, Inc.	5,212,277	1.1
144,390	(1)	Edgewell Personal Care Co.	4,120,890	0.8
54,542		Energizer Holdings, Inc.	2,231,859	0.5
323,851	(1)	Hostess Brands, Inc.	4,336,365	0.9
143,618	(1)	Performance Food Group Co.	5,651,368	1.1
			21,552,759	4.4

		Energy: 1.4%
248,133	(1)	Carrizo Oil & Gas, Inc.	2,525,994	0.5
40,267	(1)	Dril-Quip, Inc.	1,661,014	0.3
100,620	(1)	QEP Resources, Inc.	695,284	0.2
223,339	(1)	Unit Corp.	2,148,521	0.4
			7,030,813	1.4

		Financials: 18.3%
99,373		Atlantic Union Bankshares Corp.	3,209,748	0.7
171,117		CenterState Bank Corp.	3,745,751	0.8
146,585		Columbia Banking System, Inc.	4,888,610	1.0
93,172		Eagle Bancorp, Inc.	4,945,570	1.0
324,392		First BanCorp. Puerto Rico	3,230,944	0.7
164,842		First Financial Bancorp.	3,679,273	0.7
119,044		Hancock Whitney Corp.	4,521,291	0.9
36,312		Hanover Insurance Group, Inc.	4,435,874	0.9
90,327		Houlihan Lokey, Inc.	4,083,684	0.8
73,523		Independent Bank Group, Inc.	3,796,728	0.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
57,007		Kemper Corp.	4,731,011	1.0
60,730		Lakeland Financial Corp.	2,669,083	0.5
182,156		OFG Bancorp	3,420,890	0.7
21,637		Primerica, Inc.	2,485,226	0.5
46,173		ProAssurance Corp.	1,732,411	0.4
154,168		Radian Group, Inc.	3,461,071	0.7
332,557		Redwood Trust, Inc.	5,297,633	1.1
142,288	(1)	Seacoast Banking Corp. of Florida	3,299,659	0.7
77,772		Selective Insurance Group	5,572,364	1.1
62,519		Stifel Financial Corp.	3,352,894	0.7
297,833		Two Harbors Investment Corp.	3,639,519	0.7
65,022		Wintrust Financial Corp.	4,404,590	0.9
120,949		WSFS Financial Corp.	4,800,466	1.0
			89,404,290	18.3

		Health Care: 11.8%
36,209	(1)	Aerie Pharmaceuticals, Inc.	1,318,732	0.3
48,008	(1)	Amedisys, Inc.	5,391,778	1.1
142,696	(1)	Amicus Therapeutics, Inc.	1,608,184	0.3
30,477	(1)	Arena Pharmaceuticals, Inc.	1,615,586	0.3
65,342	(1)	Array Biopharma, Inc.	1,726,336	0.3
18,439	(1)	Blueprint Medicines Corp.	1,401,364	0.3
27,395	(1),(2)	Clovis Oncology, Inc.	404,898	0.1
42,401		Conmed Corp.	3,412,432	0.7
34,336	(1)	Emergent Biosolutions, Inc.	1,370,693	0.3
75,362		Encompass Health Corp.	4,440,329	0.9
40,649	(1)	Epizyme, Inc.	558,517	0.1
38,699	(1)	FibroGen, Inc.	1,402,452	0.3
36,009	(1)	HealthEquity, Inc.	2,353,548	0.5
38,332		Hill-Rom Holdings, Inc.	3,685,622	0.8
38,309	(1),(2)	Immunomedics, Inc.	500,699	0.1
38,935	(1)	Insmed, Inc.	942,616	0.2
18,394	(1)	Ligand Pharmaceuticals, Inc.	1,975,148	0.4
47,963	(1)	Medpace Holdings, Inc.	2,589,043	0.5
91,324	(1)	Merit Medical Systems, Inc.	4,715,058	1.0
47,206	(1)	Repligen Corp.	3,279,401	0.7
20,457	(1),(2)	Supernus Pharmaceuticals, Inc.	614,324	0.1
100,169	(1)	Syneos Health, Inc.	4,129,968	0.8
355,015	(1),(2)	TherapeuticsMD, Inc.	1,086,346	0.2
140,012	(1)	Tivity Health, Inc.	2,562,219	0.5
22,600	(1)	Ultragenyx Pharmaceutical, Inc.	1,241,418	0.3
110,131	(1)	Wright Medical Group NV	3,383,224	0.7
			57,709,935	11.8

		Industrials: 14.4%
88,899	(1)	Atlas Air Worldwide Holdings, Inc.	3,146,136	0.6
80,696		Barnes Group, Inc.	4,173,597	0.9
80,990	(1)	Beacon Roofing Supply, Inc.	2,799,014	0.6

See Accompanying Notes to Financial Statements

3

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2019 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
70,497	(1)	Casella Waste Systems, Inc.	2,729,644	0.6
35,125		Curtiss-Wright Corp.	3,916,086	0.8
63,059		EMCOR Group, Inc.	5,080,033	1.0
95,173		Granite Construction, Inc.	3,825,003	0.8
66,396		ICF International, Inc.	4,839,604	1.0
41,344		Regal Beloit Corp.	3,005,709	0.6
126,226	(1)	SP Plus Corp.	3,916,793	0.8
105,076	(1)	Spirit Airlines, Inc.	4,841,902	1.0
86,230	(1)	SPX FLOW, Inc.	3,078,411	0.6
73,974		Tetra Tech, Inc.	4,994,724	1.0
76,941	(1)	Trex Co., Inc.	4,602,611	0.9
139,584		Universal Forest Products, Inc.	4,501,584	0.9
50,864		Watts Water Technologies, Inc.	4,139,821	0.8
79,685		Werner Enterprises, Inc.	2,221,618	0.5
45,428		Woodward, Inc.	4,948,018	1.0
			70,760,308	14.4

		Information Technology: 15.9%
202,677	(1)	ACI Worldwide, Inc.	6,376,218	1.3
27,353	(1)	CACI International, Inc.	5,566,883	1.1
98,751	(1)	Cornerstone OnDemand, Inc.	5,256,516	1.1
104,652		Entegris, Inc.	3,593,750	0.7
69,718	(1)	Envestnet, Inc.	4,664,831	1.0
86,622	(1)	ExlService Holdings, Inc.	5,133,220	1.0
73,089		j2 Global, Inc.	6,160,672	1.3
95,817		Mantech International Corp.	5,880,289	1.2
99,296	(1)	Plexus Corp.	4,918,131	1.0
198,467	(1)	Rudolph Technologies, Inc.	4,578,634	0.9
92,148	(1)	Semtech Corp.	3,670,255	0.7
35,084	(1)	Silicon Laboratories, Inc.	3,282,810	0.7
59,674		SYNNEX Corp.	5,174,332	1.1
149,798	(1)	TTM Technologies, Inc.	1,277,777	0.3
82,922	(1)	Verint Systems, Inc.	4,705,823	1.0
294,513	(1)	Viavi Solutions, Inc.	3,548,882	0.7
97,726	(1)	Virtusa Corp.	4,143,582	0.8
			77,932,605	15.9

		Materials: 4.1%
63,762		Carpenter Technology Corp.	2,586,187	0.5
237,398		Commercial Metals Co.	3,169,263	0.7
60,464		Minerals Technologies, Inc.	3,142,919	0.6
157,400		PolyOne Corp.	3,955,462	0.8
63,776		Sensient Technologies Corp.	4,317,635	0.9
84,124		Worthington Industries, Inc.	2,871,993	0.6
			20,043,459	4.1

		Real Estate: 8.2%
195,475		Americold Realty Trust	6,118,367	1.2
601,833		Cousins Properties, Inc.	5,446,589	1.1
312,827		Easterly Government Properties, Inc.	5,759,145	1.2
40,558		EastGroup Properties, Inc.	4,501,938	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
Real Estate: (continued)
185,872	Essential Properties Realty Trust, Inc.	3,951,639	0.8
148,767	First Industrial Realty Trust, Inc.	5,163,703	1.1
107,327	Hudson Pacific Properties, Inc.	3,585,795	0.7
235,509	Physicians Realty Trust	4,312,170	0.9
83,902	Urban Edge Properties	1,447,309	0.3
		40,286,655	8.2

	Utilities: 3.5%
57,630	Black Hills Corp.	4,391,406	0.9
10,798	El Paso Electric Co.	628,444	0.1
47,970	Idacorp, Inc.	4,809,952	1.0
43,902	NorthWestern Corp.	3,114,408	0.7
75,454	Portland General Electric Co.	3,988,498	0.8
		16,932,708	3.5

	Total Common Stock
	(Cost $503,569,091)	456,808,256	93.3

EXCHANGE-TRADED FUNDS: 3.9%
130,695	(2) iShares Russell 2000 ETF	19,063,173	3.9

	Total Exchange-Traded Funds
	(Cost $20,389,183)	19,063,173	3.9

	Total Long-Term Investments
	(Cost $523,958,274)	475,871,429	97.2

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.1%
		Repurchase Agreements(3): 4.5%
5,159,146	(3)	Bank of Montreal, Repurchase Agreement dated 05/31/19, 2.49%, due 06/03/19 (Repurchase Amount $5,160,202, collateralized by various U.S. Government Agency Obligations, 3.000%-4.584%, Market Value plus accrued interest $5,262,329, due 11/01/27-02/01/49)	5,159,146	1.1
1,527,970	(3)	Barclays Capital, Inc., Repurchase Agreement dated 05/31/19, 2.48%, due 06/03/19 (Repurchase Amount $1,528,281, collateralized by various U.S. Government Securities, 2.125%-2.375%, Market Value plus accrued interest $1,558,530, due 05/31/21-02/29/24)	1,527,970	0.3

See Accompanying Notes to Financial Statements

4

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements(3): (continued)
5,159,146	(3)	Citigroup, Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $5,160,206, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $5,262,329, due 06/11/19-04/20/69)	5,159,146	1.1
5,159,146	(3)	MUFG Securities America Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $5,160,206, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.710%-4.967%, Market Value plus accrued interest $5,262,329, due 09/01/23-05/01/48)	5,159,146	1.0
5,159,146	(3)	Nomura Securities, Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $5,160,206, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $5,262,329, due 06/15/19-04/20/69)	5,159,146	1.0
			22,164,554	4.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.6%
12,642,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280%
	(Cost $12,642,000)	12,642,000	2.6

	Total Short-Term Investments
	(Cost $34,806,554)	34,806,554	7.1

	Total Investments in Securities (Cost $558,764,828)	$510,677,983	104.3
	Liabilities in Excess of Other Assets	(20,935,839)	(4.3)
	Net Assets	$489,742,144	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of May 31, 2019.

See Accompanying Notes to Financial Statements

5

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.4%
		Communication Services: 2.3%
11,434		Altice USA, Inc.	268,585	0.2
10,081	(1)	AMC Networks, Inc.	531,974	0.4
369		Cable One, Inc.	412,191	0.3
3,180		Cinemark Holdings, Inc.	120,808	0.1
10,795	(1)	Live Nation Entertainment, Inc.	656,552	0.5
15,822		Telephone & Data Systems, Inc.	455,832	0.4
5,736		World Wrestling Entertainment, Inc.	417,237	0.4
			2,863,179	2.3

		Consumer Discretionary: 12.4%
6,926	(1)	Adtalem Global Education, Inc.	304,467	0.3
22,213		American Eagle Outfitters, Inc.	386,506	0.3
4,358		Aramark	151,615	0.1
133	(1)	Autozone, Inc.	136,606	0.1
7,591		Bed Bath & Beyond, Inc.	96,330	0.1
13,840		Brinker International, Inc.	519,969	0.4
16,111		Brunswick Corp.	668,284	0.5
2,445	(1)	Burlington Stores, Inc.	382,838	0.3
4,373		Churchill Downs, Inc.	431,090	0.4
806	(2)	Cracker Barrel Old Country Store, Inc.	126,615	0.1
41,419		Dana, Inc.	604,303	0.5
3,304		Darden Restaurants, Inc.	384,321	0.3
6,070	(1)	Deckers Outdoor Corp.	923,247	0.8
9,077		Delphi Technologies PLC	138,515	0.1
9,494		Dick's Sporting Goods, Inc.	327,638	0.3
4,978		Domino's Pizza, Inc.	1,391,351	1.1
3,116	(1)	Eldorado Resorts, Inc.	153,214	0.1
1,099		Expedia Group, Inc.	126,385	0.1
4,473	(1)	Five Below, Inc.	575,809	0.5
22,701		Gentex Corp.	484,893	0.4
3,485	(1)	Helen of Troy Ltd.	465,631	0.4
4,310		Jack in the Box, Inc.	358,592	0.3
26,650		KB Home	669,714	0.5
5,514		Kohl's Corp.	271,950	0.2
2,405		Lear Corp.	286,267	0.2
13,205	(1)	Michaels Cos, Inc.	120,298	0.1
4,146	(1)	Norwegian Cruise Line Holdings Ltd.	226,828	0.2
171	(1)	NVR, Inc.	547,468	0.4
16,072	(1)	Penn National Gaming, Inc.	302,957	0.2
5,608		Pulte Group, Inc.	173,848	0.1
1,737		Ralph Lauren Corp.	182,611	0.2
7,103	(1)	Sally Beauty Holdings, Inc.	107,824	0.1
27,681		Service Corp. International	1,214,365	1.0
7,732		Signet Jewelers Ltd.	145,826	0.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Discretionary: (continued)
2,989		Six Flags Entertainment Corp.	147,537	0.1
3,470	(1),(2)	Sotheby's	116,974	0.1
3,161		Thor Industries, Inc.	163,234	0.1
9,851		Toll Brothers, Inc.	342,519	0.3
10,038	(1)	Urban Outfitters, Inc.	225,554	0.2
6,778	(1)	Weight Watchers International, Inc.	117,192	0.1
11,493		Wendy's Company	211,356	0.2
14,086		Wyndham Destinations, Inc.	560,341	0.5
			15,272,882	12.4

		Consumer Staples: 2.8%
5,220		Church & Dwight Co., Inc.	388,420	0.3
1,587		Hershey Co.	209,420	0.2
8,229		Ingredion, Inc.	626,721	0.5
6,891		Lamb Weston Holdings, Inc.	408,292	0.3
10,752		Nu Skin Enterprises, Inc.	502,011	0.4
9,564	(1)	Post Holdings, Inc.	1,005,176	0.8
4,684		Tyson Foods, Inc.	355,469	0.3
			3,495,509	2.8

		Energy: 3.0%
111,387	(1),(2)	Chesapeake Energy Corp.	213,863	0.2
14,492	(1)	CNX Resources Corp.	111,878	0.1
26,698		EQT Corp.	488,574	0.4
6,421		HollyFrontier Corp.	243,870	0.2
10,909		Marathon Oil Corp.	143,453	0.1
21,293	(1),(2)	McDermott International, Inc.	128,610	0.1
10,352		Murphy Oil Corp.	257,247	0.2
30,964	(1)	Oasis Petroleum, Inc.	161,013	0.1
26,659		Patterson-UTI Energy, Inc.	283,385	0.2
19,666		PBF Energy, Inc.	519,182	0.4
29,134	(1)	QEP Resources, Inc.	201,316	0.2
96,826	(1)	Southwestern Energy Co.	347,605	0.3
6,204	(1),(2)	Whiting Petroleum Corp.	114,030	0.1
6,567		World Fuel Services Corp.	191,362	0.1
30,916	(1)	WPX Energy, Inc.	332,656	0.3
			3,738,044	3.0

		Financials: 16.8%
233	(1)	Alleghany Corp.	154,549	0.1
10,003		Ally Financial, Inc.	288,787	0.2
4,476		American Financial Group, Inc.	439,543	0.4
3,374		Ameriprise Financial, Inc.	466,388	0.4
5,518	(1)	Athene Holding Ltd.	224,307	0.2
20,200		Bank OZK	583,780	0.5
18,481		Cathay General Bancorp.	621,701	0.5
15,783		Citizens Financial Group, Inc.	514,210	0.4
6,853		Comerica, Inc.	471,624	0.4
4,716		Discover Financial Services	351,578	0.3
8,225		E*Trade Financial Corp.	368,480	0.3

See Accompanying Notes to Financial Statements

6

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2019 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
20,799		East West Bancorp, Inc.	888,533	0.7
8,842		Evercore, Inc.	682,868	0.5
1,986		Factset Research Systems, Inc.	552,505	0.4
18,816		First American Financial Corp.	971,846	0.8
4,925	(1)	Green Dot Corp.	228,569	0.2
15,334		Hancock Whitney Corp.	582,385	0.5
4,628		Hanover Insurance Group, Inc.	565,357	0.5
8,134		Hartford Financial Services Group, Inc.	428,336	0.3
3,397		International Bancshares Corp.	123,855	0.1
4,266		Kemper Corp.	354,035	0.3
31,540		Keycorp	503,694	0.4
12,479		Lazard Ltd.	388,846	0.3
3,625		LPL Financial Holdings, Inc.	290,798	0.2
1,032		M&T Bank Corp.	164,707	0.1
1,381		MarketAxess Holdings, Inc.	411,289	0.3
43,457		Navient Corp.	566,679	0.5
50,429		Old Republic International Corp.	1,111,959	0.9
5,997		Popular, Inc.	313,103	0.3
8,112		Primerica, Inc.	931,744	0.7
7,346		Reinsurance Group of America, Inc.	1,087,649	0.9
6,963		Santander Consumer USA Holdings, Inc.	155,902	0.1
3,959		Signature Bank	453,503	0.4
10,019		Sterling Bancorp	193,467	0.2
8,605		Stifel Financial Corp.	461,486	0.4
22,724		Synovus Financial Corp.	726,259	0.6
38,038		TCF Financial Corp.	725,004	0.6
18,044		Two Harbors Investment Corp.	220,498	0.2
9,786		Unum Group	308,161	0.2
11,587		Webster Financial Corp.	513,072	0.4
12,521		Wintrust Financial Corp.	848,173	0.7
2,370		WR Berkley Corp.	147,414	0.1
9,568		Zions Bancorp NA	412,094	0.3
			20,798,737	16.8

		Health Care: 9.5%
4,363	(1)	Amedisys, Inc.	490,009	0.4
13,540		Bruker Corp.	565,566	0.5
3,142	(1)	Catalent, Inc.	142,961	0.1
3,041	(1)	Centene Corp.	175,618	0.1
7,333	(1)	Charles River Laboratories International, Inc.	919,925	0.7
2,441		Chemed Corp.	800,502	0.6
15,729		Encompass Health Corp.	926,753	0.7
19,450	(1)	Exelixis, Inc.	381,025	0.3
2,617	(1)	Globus Medical, Inc.	102,848	0.1
6,183	(1)	Haemonetics Corp.	599,689	0.5
4,125	(1)	HealthEquity, Inc.	269,610	0.2
10,935		Hill-Rom Holdings, Inc.	1,051,400	0.9
1,001	(1)	ICU Medical, Inc.	213,013	0.2
1,339	(1)	Idexx Laboratories, Inc.	334,442	0.3
2,715	(1)	Ligand Pharmaceuticals, Inc.	291,537	0.2
2,617	(1)	LivaNova PLC	188,162	0.2
18,733	(1)	Mallinckrodt PLC - W/I	162,790	0.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
8,081	(1)	Masimo Corp.	1,056,510	0.9
4,835	(1)	Molina Healthcare, Inc.	687,827	0.6
18,173	(2)	Patterson Cos., Inc.	381,996	0.3
5,765	(1)	PRA Health Sciences, Inc.	499,998	0.4
5,815	(1)	Prestige Consumer Healthcare, Inc.	168,809	0.1
1,772	(1)	STERIS Public Ltd. Co.	236,881	0.2
7,053	(1)	Syneos Health, Inc.	290,795	0.2
15,237	(1)	Tenet Healthcare Corp.	304,131	0.2
3,934	(1)	United Therapeutics Corp.	330,338	0.3
1,744		West Pharmaceutical Services, Inc.	199,862	0.2
			11,772,997	9.5

		Industrials: 14.8%
4,667		AGCO Corp.	310,636	0.3
9,421		Allison Transmission Holdings, Inc.	389,935	0.3
3,716		Ametek, Inc.	304,303	0.2
2,129		Armstrong World Industries, Inc.	188,842	0.2
6,942	(1)	ASGN, Inc.	352,168	0.3
6,292	(1)	Avis Budget Group, Inc.	178,441	0.1
2,901		Brink's Co.	223,377	0.2
1,669		Carlisle Cos., Inc.	222,494	0.2
8,796		Crane Co.	672,542	0.5
8,711		Curtiss-Wright Corp.	971,189	0.8
10,872		Deluxe Corp.	404,438	0.3
12,683		EMCOR Group, Inc.	1,021,743	0.8
5,728		EnerSys	322,086	0.3
2,334		GATX Corp.	162,960	0.1
5,024		Graco, Inc.	237,233	0.2
17,386		Herman Miller, Inc.	617,029	0.5
2,868		Hubbell, Inc.	328,501	0.3
10,085		IDEX Corp.	1,540,080	1.2
5,548		Ingersoll-Rand PLC - Class A	656,550	0.5
5,520		Insperity, Inc.	628,728	0.5
7,575		ITT, Inc.	436,472	0.4
3,636		KAR Auction Services, Inc.	204,416	0.2
549		Lennox International, Inc.	144,996	0.1
8,397		Manpowergroup, Inc.	718,111	0.6
6,303	(1)	Mastec, Inc.	293,027	0.2
8,792		MSC Industrial Direct Co.	621,243	0.5
19,539		nVent Electric PLC	450,569	0.4
3,936		Old Dominion Freight Line	521,284	0.4
7,725		Oshkosh Corp.	549,943	0.4
57,489		Pitney Bowes, Inc.	209,835	0.2
8,836		Regal Beloit Corp.	642,377	0.5
2,854		Ryder System, Inc.	144,127	0.1
9,130		Schneider National, Inc.	153,384	0.1
857	(1)	Teledyne Technologies, Inc.	202,081	0.2
20,414		Timken Co.	898,420	0.7
12,738		Toro Co.	830,008	0.7
3,989	(1)	United Continental Holdings, Inc.	309,746	0.2
5,650		Werner Enterprises, Inc.	157,522	0.1
3,978	(1)	Wesco International, Inc.	186,290	0.2

See Accompanying Notes to Financial Statements

7

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2019 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
6,786		Woodward, Inc.	739,131	0.6
3,643	(1),(2)	XPO Logistics, Inc.	189,764	0.2
			18,336,021	14.8

		Information Technology: 16.7%
9,958	(1)	ACI Worldwide, Inc.	313,279	0.2
23,464		Avnet, Inc.	958,270	0.8
10,131		Belden, Inc.	518,707	0.4
5,344		Broadridge Financial Solutions, Inc. ADR	667,305	0.5
3,196	(1)	CACI International, Inc.	650,450	0.5
9,276	(1)	Cadence Design Systems, Inc.	589,675	0.5
5,811		CDK Global, Inc.	281,252	0.2
3,224		CDW Corp.	317,371	0.3
12,594	(1)	Cirrus Logic, Inc.	470,638	0.4
4,797		Citrix Systems, Inc.	451,494	0.4
2,560		Cognex Corp.	103,936	0.1
4,430	(1)	Fair Isaac Corp.	1,310,837	1.1
6,943	(1)	Fortinet, Inc.	503,229	0.4
10,434		j2 Global, Inc.	879,482	0.7
35,370		Jabil, Inc.	869,748	0.7
27,241		KBR, Inc.	605,295	0.5
2,571		KLA-Tencor Corp.	264,993	0.2
5,835		Leidos Holdings, Inc.	439,551	0.4
1,390		Littelfuse, Inc.	226,862	0.2
1,578		LogMeIn, Inc.	113,348	0.1
7,117	(1)	Lumentum Holdings, Inc.	288,025	0.2
3,302	(1)	Manhattan Associates, Inc.	216,182	0.2
2,580		Maxim Integrated Products	135,682	0.1
3,408		MAXIMUS, Inc.	242,820	0.2
10,588		MKS Instruments, Inc.	756,618	0.6
1,136		Monolithic Power Systems, Inc.	132,287	0.1
29,425	(1)	NCR Corp.	900,405	0.7
4,638		NetApp, Inc.	274,570	0.2
6,887	(1)	Netscout Systems, Inc.	168,800	0.1
10,900	(1)	ON Semiconductor Corp.	193,584	0.2
21,230		Perspecta, Inc.	460,903	0.4
2,492	(1)	PTC, Inc.	209,478	0.2
39,715		Sabre Corp.	805,420	0.6
2,421	(1)	Silicon Laboratories, Inc.	226,533	0.2
2,893		SYNNEX Corp.	250,852	0.2
7,031	(1)	Tech Data Corp.	637,360	0.5
15,974		Teradyne, Inc.	673,144	0.5
1,590		Total System Services, Inc.	196,413	0.2
12,218	(1)	Trimble, Inc.	487,498	0.4
912	(1)	Tyler Technologies, Inc.	194,575	0.2
10,644		Versum Materials, Inc.	546,569	0.4
38,500		Vishay Intertechnology, Inc.	586,740	0.5
3,351	(1)	WEX, Inc.	633,138	0.5
7,624		Xerox Corp.	233,371	0.2
3,745	(1)	Zebra Technologies Corp.	642,043	0.5
			20,628,732	16.7

		Materials: 5.8%
2,664		Avery Dennison Corp.	277,216	0.2
5,106		Cabot Corp.	203,934	0.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
4,950		Carpenter Technology Corp.	200,772	0.2
1,505		Celanese Corp.	142,870	0.1
15,564		Chemours Co.	328,245	0.3
21,981		Commercial Metals Co.	293,446	0.2
3,147		Compass Minerals International, Inc.	160,528	0.1
9,692		Domtar Corp.	407,549	0.3
1,867		Eastman Chemical Co.	121,206	0.1
5,920		Greif, Inc. - Class A	209,805	0.2
9,442		Huntsman Corp.	164,007	0.1
3,271	(1)	Ingevity Corp.	286,867	0.2
30,637		Louisiana-Pacific Corp.	699,136	0.6
5,785		Minerals Technologies, Inc.	300,704	0.3
4,748		Packaging Corp. of America	422,952	0.3
21,512		PolyOne Corp.	540,597	0.4
5,624		Reliance Steel & Aluminum Co.	468,310	0.4
2,241		RPM International, Inc.	119,938	0.1
10,530		Sonoco Products Co.	651,070	0.5
31,760		Steel Dynamics, Inc.	798,764	0.7
12,403		Worthington Industries, Inc.	423,438	0.3
			7,221,354	5.8

		Real Estate: 10.3%
17,664		Brixmor Property Group, Inc.	302,938	0.2
7,334		Brookfield Property REIT, Inc.	135,239	0.1
7,767		Camden Property Trust	802,797	0.7
7,403	(1)	CBRE Group, Inc.	338,317	0.3
34,384		CoreCivic, Inc.	753,010	0.6
2,860		Coresite Realty Corp.	333,819	0.3
96,309		Cousins Properties, Inc.	871,596	0.7
8,539		Douglas Emmett, Inc.	344,036	0.3
5,315		Equity Lifestyle Properties, Inc.	646,623	0.5
1,577		Extra Space Storage, Inc.	168,991	0.1
29,716		First Industrial Realty Trust, Inc.	1,031,442	0.8
30,100		Geo Group, Inc./The	660,093	0.5
20,327		Highwoods Properties, Inc.	891,542	0.7
33,212		Hospitality Properties Trust	825,982	0.7
4,455		Jones Lang LaSalle, Inc.	554,425	0.4
1,679		Kilroy Realty Corp.	123,759	0.1
15,514		Lamar Advertising Co.	1,213,350	1.0
4,481		Life Storage, Inc.	431,431	0.4
2,365		National Retail Properties, Inc.	126,598	0.1
5,001		Omega Healthcare Investors, Inc.	178,136	0.1
13,660		Outfront Media, Inc.	336,719	0.3
20,810	(2)	Realogy Holdings Corp.	147,543	0.1
10,553		Retail Properties of America, Inc.	125,475	0.1
2,328		SL Green Realty Corp.	200,208	0.2
30,634		Tanger Factory Outlet Centers, Inc.	519,553	0.4
20,786		Uniti Group, Inc.	199,754	0.2

See Accompanying Notes to Financial Statements

8

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
27,346	Urban Edge Properties	471,719	0.4
		12,735,095	10.3

	Utilities: 5.0%
11,391	AES Corp.	179,978	0.1
7,724	Ameren Corp.	566,478	0.5
9,961	Idacorp, Inc.	998,790	0.8
20,826	MDU Resources Group, Inc.	513,986	0.4
12,195	NorthWestern Corp.	865,113	0.7
5,483	NRG Energy, Inc.	186,641	0.2
9,183	OGE Energy Corp.	381,646	0.3
5,095	Pinnacle West Capital Corp.	478,471	0.4
16,234	PNM Resources, Inc.	764,784	0.6
23,281	UGI Corp.	1,201,532	1.0
		6,137,419	5.0

	Total Common Stock
	(Cost $119,810,143)	122,999,969	99.4

EXCHANGE-TRADED FUNDS: 0.5%
3,199	iShares Core S&P Mid-Cap ETF	579,467	0.5

	Total Exchange-Traded Funds
	(Cost $597,766)	579,467	0.5

	Total Long-Term Investments
	(Cost $120,407,909)	123,579,436	99.9

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
		Repurchase Agreements(3): 0.8%
987,720	(3)	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/19, 2.49%, due 06/03/19 (Repurchase Amount $987,922, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,007,474, due 10/01/19-10/01/48)
		(Cost $987,720)	987,720	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
54,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280%
	(Cost $54,000)	54,000	0.0

	Total Short-Term Investments
	(Cost $1,041,720)	1,041,720	0.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: (continued)
	Total Investments in Securities (Cost $121,449,629)	$124,621,156	100.7
	Liabilities in Excess of Other Assets	(837,003)	(0.7)
	Net Assets	$123,784,153	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of May 31, 2019.

See Accompanying Notes to Financial Statements

9

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: August 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: August 8, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 8, 2019